                                                                   Exhibit 10.17


                              IMPERIAL BANK TOWER



                                     LEASE

                                    Between



                          ONE TOWN CENTER ASSOCIATES,

                                 a partnership

                                      and


                           RESOURCES CONNECTION LLC,

                     a Delaware limited liability company

                                     LEASE

     THIS LEASE (the "Lease") is made as of the 1st day of January, 2001, between ONE TOWN CENTER ASSOCIATES, a California general partnership (hereinafter called "Landlord"), and RESOURCES CONNECTION LLC, a Delaware limited liability company (hereinafter called "Tenant").

                               LEASE OF PREMISES

     Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (hereinafter called the "Premises") shown in the floor plan(s) attached hereto as Exhibit "A-1" and located or to be located on the floor(s) and in the suite(s) of that certain office structure to be known as "Imperial Bank Tower," as constructed or to be constructed on certain land situated in the City of Costa Mesa, County of Orange, State of California, and as more particularly identified in Item 1 of the Basic Lease Provisions. Such land is or will be improved with the Imperial Bank Tower and certain "common facilities" described in Paragraph 32. The Imperial Bank Tower space and common facilities are referred to collectively herein as "the Building" and are depicted on Exhibit "A-2." The following Basic Lease provisions are an integral part of this Lease. In the event of any conflict between any Basic Lease Provision and any provision of this Lease, the Lease provision shall control.

                            BASIC LEASE PROVISIONS

1.   Building Name:      Imperial Bank Tower                    Floor: 6th
     Address:            695 Town Center Drive                  Suite: 600
                         Costa Mesa, CA  92626

2.   Rentable Area:      16,366 square feet (See Exhibit "A-3")

3.  Expense Percentage:  5.5008%

4.  Initial Basic Annual Rent:     $409,150.00 ($25.00 per square foot)
                                   subject to the provisions of Paragraph 2 below.

5.   Initial Monthly Basic Rent Installments:     $34,095.83 (Approximately
                                                  $2.08 per square foot)
                                                  subject to the provisions of
                                                  Paragraph 2 below

6.   Basic Annual Rent Increase:   None

7.   Term:  Approximately 6 years and 6 months with no right to renew terminating on June 30, 2007.

8.   Commencement Date:            January 1, 2001, subject to the terms of
                                   Paragraph 1 below.

9.   Security Deposit:   $55,793.13; payable upon lease execution by Tenant

10.  Broker(s):     None

11.  Permitted Use:      General office use and uses ancillary thereto and any
                         other legally permitted uses consistent with the character of the Building and the uses permitted by Landlord by other occupants of comparable space in the Building, provided such other usage will not cause
                         Landlord to violate an exclusive granted to any other tenant of the Building.

12.  Space Plan Approval Date:    Not applicable


                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------

13.  Addresses for Notices:

     If to Landlord:

     ONE TOWN CENTER ASSOCIATES
     3315 Fairview Road
     Costa Mesa, California 92626
     Attn: Imperial Bank Tower Controller

            and

     ONE TOWN CENTER ASSOCIATES
     695 Town Center Drive
     Suite 600
     Costa Mesa, California 92626
     Attn:  Property Manager

     If to Tenant:

     RESOURCES CONNECTION LLC
     695 Town Center Drive, Suite 600
     Costa Mesa, California 92626
     Attn:  Steve Giusto

14. All payments payable under this Lease shall be sent to Landlord at the first address specified in Item 13 above or such other address as Landlord may designate.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing provisions and Paragraphs 1 through 48.9 which follow, together with Exhibits"A-1" through "A-4" and "B" through "G" incorporated herein by this reference, as of the date first above written.


ONE TOWN CENTER                            RESOURCES CONNECTION LLC,
ASSOCIATES,                                a Delaware limited liability company
a California general partnership

                                           By:  ______________________________
By:  __________________________________
          Managing Partner                 Title:  ___________________________
By:  ___________________________
          Managing Partner                 By:  ______________________________

                                           Title:  ___________________________


                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
1.      TERM....................................................................   1
2.      BASIC ANNUAL  RENT......................................................   1
3.      ADDITIONAL RENT.........................................................   1
4.      SECURITY DEPOSIT........................................................   3
5.      REPAIRS.................................................................   4
6.      IMPROVEMENTS AND ALTERATIONS............................................   5
7.      LIENS...................................................................   7
8.      USE OF PREMISES.........................................................   7
9.      HAZARDOUS MATERIALS - See Paragraph 48.3................................   8
10.     UTILITIES AND SERVICES..................................................  12
11.     RULES AND REGULATIONS - See Paragraph 48.4..............................  14
12.     TAXES ON TENANT'S PROPERTY..............................................  14
13.     BUILDING SPACE MANAGEMENT - INTENTIONALLY OMITTED.......................  14
14.     FIRE OR CASUALTY - See Paragraph 48.5...................................  14
15.     EMINENT DOMAIN - See Paragraph 48.5.....................................  15
16.     ASSIGNMENT AND SUBLETTING - See Paragraph 48.6..........................  16
17.     ACCESS..................................................................  19
18.     SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS..  19
19.     SALE BY LANDLORD........................................................  20
20.     NONLIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE.................  21
21.     WAIVER OF SUBROGATION...................................................  24
22.     ATTORNEYS' FEES.........................................................  24
23.     WAIVER..................................................................  24
24.     NOTICES.................................................................  25
25.     INSOLVENCY OR BANKRUPTCY................................................  25
26.     DEFAULTS AND REMEDIES...................................................  25
27.     HOLDOVER................................................................  28
28.     CONDITION OF PREMISES...................................................  29
29.     QUIET POSSESSION........................................................  29
30.     TENANT'S SIGNS..........................................................  29
31.     CONFLICT OF LAWS........................................................  29
32.     COMMON FACILITIES; PARKING..............................................  29
33.     SUCCESSORS AND ASSIGNS..................................................  30
34.     BROKERS.................................................................  30
35.     NAME....................................................................  31
36.     EXAMINATION OF LEASE....................................................  31
37.     INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE...........................  31
38.     TIME....................................................................  32
39.     DEFINED TERMS AND MARGINAL HEADINGS.....................................  32
40.     PRIOR AGREEMENTS; SEPARABILITY..........................................  32
41.     TRAFFIC AND ENERGY MANAGEMENT...........................................  32
42.     CORPORATE/PARTNERSHIP/TRUST AUTHORITY...................................  33
43.     NO LIGHT, AIR OR VIEW EASEMENT..........................................  33
44.     NON-DISCLOSURE OF LEASE TERMS...........................................  33
45.     FORCE MAJEURE...........................................................  33
46.     MISCELLANEOUS...........................................................  34
47.     GUARANTY - INTENTIONALLY OMITTED........................................  35
48.     ADDENDA.................................................................  35

Exhibit "A-1"  Floor Plan(s) of Premises
Exhibit "A-2"  Plot Plan of Building
Exhibit "A-3"  Rentable Area
Exhibit "A-4"  Expansion Space
Exhibit "B"    Intentionally Omitted
Exhibit "C"    Rules and Regulations
Exhibit "D"    Tenant's Certificate
Exhibit "E"    Parking Agreement
Exhibit "F"    Sublease


                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------

Exhibit "G"    Subordination; Non-Disturbance Agreement


                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------

     1.   TERM

     (a) The term of this Lease shall be as shown in Item 7 of the Basic Lease Provisions and shall commence on the date shown in Item 8 of the Basic Lease Provision. Within thirty (30) days following the date of commencement of the term of this Lease (the "Commencement Date"), Landlord and Tenant shall execute a supplemental agreement, in letter form, setting forth the Commencement Date and the Rentable Area of the Premises as specified in Item 2 of the Basic Lease Provision or as otherwise determined pursuant to Exhibit "A-3". Notwithstanding the foregoing, failure of Tenant to execute such supplemental agreement shall not affect Landlord's determination of the Commencement Date and Rentable Area of the Premises in accordance with the provisions of this Lease. From and after mutual execution and delivery of this Lease, Tenant shall observe and perform all obligations of the tenant pursuant to this Lease except the obligation to pay Basic Annual Rent and Additional Rent. From and after the Commencement Date, Tenant shall observe and perform all obligations of the tenant pursuant to this Lease, including those requiring the payment of Basic Annual Rent and Additional Rent.

     (b) The Commencement Date shown in Item 8 of the Basic Lease Provisions is an estimated date by which Landlord will deliver the Premises to Tenant. It is understood and agreed that Tenant currently occupies the Premises pursuant to a sublease dated March 1, 2000 (the "Sublease") with Enterprise Profit Solutions Corporation (the "Current Tenant") as the Sublandlord. This Lease is contingent upon Landlord securing a written Lease Termination Agreement with the Current Tenant to terminate its lease with Landlord (the "EPS Lease") in form and substance satisfactory to Landlord in its sole and absolute discretion. It is the intent of the parties that the termination date for the EPS Lease shall be the date prior to the Commencement Date for this Lease so that Tenant is not exposed to double rent payments. If the termination date of the EPS Lease is a date other than December 31, 2000, the Commencement Date of this Lease shall be modified to be the day following the date of such termination. Landlord will notify Tenant when such agreement, if any, is secured by Landlord. Upon termination of the EPS Lease, the Sublease shall also be terminated. If Landlord is unable to tender possession of the Premises on that date, this Lease shall not be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, except to the extent caused by Landlord's gross negligence or willful misconduct.

     2.   BASIC ANNUAL RENT

     Tenant shall pay as Basic Annual Rent for the Premises the initial sum shown in Item 4 of the Basic Lease Provisions, subject to adjustment as set forth in Item 6 of the Basic Lease Provisions. The foregoing notwithstanding, beginning upon the Commencement Date and continuing through June 30, 2002, Tenant's obligation for the payment of Basic Annual Rent and Additional Rent shall be the same as provided in the Sublease in lieu of the Basic Annual Rent and Additional Rent stated in this Lease. The Sublease is attached hereto as Exhibit "F". Beginning on July 1, 2002, the Basic Annual Rent and Additional Rent specified herein shall be applicable as between Landlord and Tenant. The Basic Annual Rent shall be payable in advance in equal monthly installments as shown in Item 5 of the Basic Lease Provisions without deduction or offset, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter. In the event the term of this Lease commences or ends on a day other than the first or last day of a calendar month, then the Basic Annual Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month, and such Basic Annual Rent shall be paid at the commencement of such partial month. The first monthly installment of Basic Annual Rent and Additional Rent payable by Tenant pursuant to this Lease shall be paid to Landlord concurrently with Tenant's execution and delivery of this Lease to Landlord.

     3.   ADDITIONAL RENT


                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------

     (a) Subject to the provisions of Paragraph 2 above, Tenant agrees to pay as Additional Rent for the Premises Tenant's proportionate share of all "Operating Expenses" (as hereinafter defined) incurred by Landlord in the operation of the Building. Tenant's proportionate share thereof (hereinafter "Expense Percentage") shall be the percentage obtained by dividing the average Rentable Area of the Premises for such year or portion thereof by ninety-five percent (95%) of the total Rentable Area of the Building excluding the ground floor ancillary retail areas (ground floor tenant spaces which do not connect to the Building lobby), for the same period, and shall be as set forth in Item 3.A. of the Basic Lease Provisions.

     (b) Prior to commencement of each calendar year, Landlord shall give Tenant a written estimate of Operating Expenses and Tenant's Expense Percentage thereof for the ensuing year or portion thereof for which Tenant is responsible. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance. Within ninety (90) days after the end of each calendar year, Landlord shall furnish to Tenant a statement ("Statement"), reasonably itemized pursuant to Landlord's usual form, showing in reasonable detail (i) the amount of the actual Operating Expenses for such period in accordance with subparagraph (d) below, (ii) any amount paid by Tenant toward its Expense Percentage during such calendar year on an estimated basis and (iii) any revised estimate of Tenant's obligations for its Expense Percentage for the current calendar year. The parties shall make any payment or allowance necessary to adjust Tenant's estimated payment to Tenant's Expense Percentage share as shown by such annual Statement. Any amount due from Tenant shall be paid within thirty
(30) days after receipt of such Statement. Any amount due to Tenant shall be credited against installments of Rent (as defined in subparagraph 3(g) below) next coming due under this Paragraph 3 or, at Tenant's election or if the Term shall have expired and no further Rent shall be due, paid to Tenant within thirty (30) days after Landlord's receipt of Tenant's written notice of such election.

     (c) If at any time during any calendar year of the Lease term the amount(s) and/or the rates for any item(s) of Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Operating Expenses for such calendar year, Tenant's estimated share of such Operating Expenses shall be increased for the month in which such increase becomes effective and for succeeding months by Tenant's Expense Percentage of such increase, as applicable. In the event of such an increase in rate or amount, Landlord shall give Tenant written notice (the "Adjustment Notice") of the amount or estimated amount of increase, the month in which effective, and Tenant's monthly share thereof. Commencing with the first monthly payment of estimated Operating Expenses required to be made by Tenant after receipt of the Adjustment Notice (the "First Adjustment Payment"), Tenant shall pay such increase to Landlord as part of Tenant's monthly payments of estimated Operating Expenses as provided in subparagraph (b) above. If the effective date of the increase is prior in time to the date of the Adjustment Notice, the First Adjustment Payment shall be increased to include the amount of the monthly payments, if any, which would have been made had the Adjustment Notice been received prior to the effective date of the increase.

     (d) The term "Operating Expenses" as used herein shall, subject to the exclusions set forth in Paragraph 48.2 below, include all costs of operation and maintenance of the Building, as determined by generally accepted accounting practices consistently applied and determined as if the Building were ninety five percent (95%) occupied for an entire calendar year, and shall include the following costs by way of illustration but not limitation: real and personal property taxes and vehicle taxes and fees; general and special assessments; costs and expenses incurred in contesting the amount of validity of any property tax by appropriate proceedings; water and sewer charges; insurance premiums, including the cost of rental insurance; the amount of any deductible payable by Landlord with respect to damage or destruction to all or any portion of the Building; license, permit and inspection fees; heat; light; power; intrabuilding network cable including, without limitation, service contract fees; janitorial and courtesy officer services (if any); fire protection; labor; salaries; air conditioning; gardening and landscaping; maintenance and repair (including repairs pursuant to Paragraph 5); painting; trash removal; depreciation of operational equipment for the Building; supplies;

                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------
materials; equipment; tools; property management costs and fees; all fees, assessments and other amounts paid by Landlord of the type described in Paragraph 41; the cost of any capital improvements made to the Building by Landlord which are reasonably calculated to reduce Operating Expenses and/or are required under any governmental law or regulation not applicable to the Building or not in effect at the time it was constructed, such cost to be amortized over such reasonable period as Landlord shall determine and to include a return on capital at the rate of ten percent (10%) per annum on the unamortized balance or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; and the cost of providing a management office at the Building; the cost of providing a manager and support staff to operate such office and the Building. The term "property taxes" as used herein shall include (i) all real estate taxes and personal property taxes and other taxes, charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Building, and any improvements, fixtures and equipment and other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land upon which situated, (ii) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Paragraph 12, and (iii) any service or other fees collected by governmental agencies in addition to or in lieu of property taxes for services provided by such agencies. The term "property taxes" as used herein shall also include any rental, excise, sales, transaction privilege, or other tax or levy, however denominated, imposed upon or measured by the rental reserved hereunder or on Landlord's business of leasing the Premises, excepting only net income taxes, franchise, capital stock, succession, transfer, gift, estate or inheritance taxes imposed by the State of California or the United States or by their respective agencies, branches or department.

     (e) Notwithstanding anything to the contrary contained in subparagraph (d) immediately above, as to each specific category of expense which one or more tenants of the Building either pays directly to third parties or actually reimburses to Landlord (for example, separately metered utilities, property taxes directly reimbursed to Landlord, etc.) then each such expense which is actually paid or reimbursed shall not be included in "Operating Expenses" for purposes of this Paragraph 3. Tenant's Operating Expense Percentages, as appropriate, for each such category of expense shall be adjusted by excluding from the denominator thereof the Rentable Area of all such tenants paying such category of expense directly to third parties or actually reimbursing same directly to Landlord. Moreover, if Tenant directly pays a third party or actually reimburses Landlord for any such category of expense, each such category of expenses which is paid or actually reimbursed by Tenant shall be excluded from the determination of "Operating Expenses" for Tenant to the extent such expense (after deduction of that portion paid or directly reimbursed by Tenant) was incurred with respect to space in the Building actually leased to other tenants.

     (f) The annual determination of Operating Expenses shall be made by Landlord and the fact that such Operating Expenses have in fact been incurred by Landlord shall be certified by a nationally recognized firm of certified public accountants designated by Landlord. A copy of Landlord's determination and such certification shall be made available to Tenant upon request. Landlord's determination and such certification shall be final and binding upon Landlord and Tenant.

     (g) The Basic Annual Rent, as adjusted pursuant to Paragraph 2, the Additional Rent and all other amounts required to be paid by Tenant hereunder, are sometimes herein collectively referred to as, and shall constitute, "rent" within the meaning of California Civil Code Section 1951(a), and shall collectively be referred to herein as "Rent."

     4.   SECURITY DEPOSIT

     Tenant has paid or will pay Landlord such sum(s) at such time(s) as are set forth in Item 9 of the Basic Lease Provisions as security for the full and faithful performance of the terms hereof by Tenant. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. Each time, if any, Basic Annual Rent increases pursuant to the provisions of this Lease (including increases

                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------
resulting from any expansion of the Premises), within five (5) business days thereafter, Tenant shall pay to Landlord as an additional security deposit an amount equal to one hundred ten percent (110%) of one twelfth (1/12) of the difference between the new Basic Annual Rent and Additional Rent and the Basic Annual Rent and Additional Rent in effect immediately prior to such increase. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the payment of any Rent of any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after receipt of written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to the amount of such security deposit immediately prior to such application by Landlord and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit shall be applied against any amounts owed by Tenant to Landlord at the expiration or termination of this Lease and any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within the time specified in Civil Code Section 1950.7.

     5.   REPAIRS

     (a) Subject to Paragraph 5(b), Landlord shall make all necessary repairs to and maintain the structural portions of the Building, including the exterior walls, exterior doors, windows, corridors, foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, stairwells, escalators, elevator cabs, plazas, art work, sculptures, washrooms, mechanical, electrical and telephone closets and other common areas and public areas of the Building (collectively, "Building Structure") and Landlord shall keep the Building in a safe, clean and neat condition, and make all necessary repairs to and maintain all equipment used in common with other tenants, such as elevators, plumbing, heating, ventilating and air conditioning ("HVAC"), intrabuilding network cabling and similar equipment (including primary and secondary loops connected to the core), and the mechanical, electrical, life safety, plumbing and sprinkler systems (connected to the core) ("Building Systems"), in first-class condition and repair and shall operate the Building as a first-class office building. Notwithstanding anything in this Lease to the contrary, Tenant shall not be required to make any repair to, modification of, or addition to the Building Structure and/or the Building Systems except and to the extent required because of Tenant's use of the Premises for other than normal and customary business office operations. Except as provided in Paragraphs 14 and 15 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with or interruption of Tenant's business arising from the failure of any such equipment or the making of any repairs, alterations or improvements in or to any portion of the Building or in or to fixtures, appurtenances and equipment therein; provided, however, Landlord shall use commercially reasonable efforts to perform such work in a manner and at such times as will minimize any interference with Tenant's normal and customary business operations. Tenant waives the right to make repairs at Landlord's expense under Section 1942 of the California Civil Code, or under any law, statute or ordinance now or hereafter in effect. Landlord shall have no obligation to repair until a reasonable time after receipt of notice or knowledge of the need for repair. The cost of all such work by Landlord, except to the extent excluded by an exception to Operating Expenses, shall be included in Operating Expenses pursuant to Paragraph 3.

     (b) Tenant agrees that it will make all repairs to the Premises and fixtures therein not required above to be made by Landlord and shall do all decorating, remodeling, alteration and painting required by Tenant during the term of this Lease. Tenant will pay for any repairs to the Premises or the Building made necessary by any negligence or carelessness of Tenant or its assignees, subtenants, employees of their respective agents or other persons permitted in the

                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------

Building by Tenant, or any of them, and will maintain the Premises, and will leave the Premises upon termination of this Lease in a safe, clean, neat and sanitary condition.

     (c) Tenant's repair and maintenance obligations pursuant to Paragraph 5(b) shall extend to any non-Building standard equipment which is either (a) in place in or to serve solely the Premises upon execution of this Lease or (b) is installed by or for Tenant (whether by Landlord or Tenant) to serve solely the Premises. Such non-standard equipment includes, but is not limited to, any supplemental heating, ventilating and air conditioning equipment (whether or not located in the Premises), water heaters, dishwashers and refrigerators. Moreover, Tenant's insurance and indemnification obligations pursuant to Paragraph 20 shall extend to all such non-standard equipment and to the use and malfunctioning of such equipment. If Landlord undertakes any repair or maintenance obligation of Tenant pursuant to Paragraph 5(b) (such as equipment located outside of but serving only the Premises), the cost of such repair or maintenance shall be reimbursed by Tenant to Landlord, as Additional Rent, within ten (10) days after Tenant's receipt of Landlord's invoice therefor.

     6.   IMPROVEMENTS AND ALTERATIONS

     (a) Landlord shall deliver and Tenant shall accept the Premises in their then current "AS-IS" condition. Landlord shall have no obligation to construct, renovate, change, modify or improve the Premises in any way prior to delivery to Tenant. Tenant shall bear all obligations concerning any modifications to the Premises, all of which shall be conducted in accordance with the provisions of this Lease.

     (b) Landlord shall have the right, at any time, and without any liability to Tenant, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, and other public parts of the Building so long as such changes do not have an adverse effect upon Tenant's use and enjoyment of the Premises including, without limitation, access to the Premises, and subject to Paragraph 35, and upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building is commonly known.

     (c) Tenant, at Tenant's sole cost and expense, upon ten (10) days' notice to Landlord shall have the right to make alterations, additions or improvements upon receipt of the prior written consent of Landlord, which consent will not be withheld, conditioned or delayed unless the making or installation of the alterations, additions, or improvements (i) adversely affects the Building Structure, (ii) adversely affects the Building Systems, (iii) affects the exterior appearance of the Building, (iv) do not comply with Applicable Laws (as defined in Paragraph 8 below), or (v) unreasonably interfere with the normal and customary business operations of the other tenants in the Building (individually and collectively a "Design Problem"). All such alterations, additions and improvements shall be made in conformity with plans therefor approved by Landlord in writing prior to the commencement of such work and shall be performed by a tenant improvements contractor reasonably approved by Landlord. All such alterations, additions and improvements (except movable furniture, furnishings, equipment and trade fixtures) shall become the property of Landlord upon installation. All such alterations, additions or improvements shall, however, be made by Tenant at Tenant's sole expense. Landlord may, as a condition to the installation thereof and if such request is made concurrently with the approval of the plans and specifications therefore, require Tenant to remove any such alterations, additions or improvements at its sole cost and expense, it being agreed and understood that in no event will Tenant have any obligation to remove any such alterations unless, in Landlord's reasonable judgment, they do not qualify as standard office-type tenant improvements and notifies Tenant of such determination at the time Landlord approves Tenant's plans with respect to same. Notwithstanding anything to the contrary set forth herein, Tenant shall not be required to obtain Landlord's prior consent with respect to any strictly cosmetic work performed within the Premises by Tenant, such as the installation of wall coverings or floor coverings. Such alterations, additions, and improvements to the Premises made by or for Tenant following the date on which Tenant first occupies the Premises are collectively called "Alterations." All such Alterations shall be made in conformity with the

                                               ---------------------------------
                                                         Landlord's     Tenant's
                                                          Initials      Initials
                                               ---------------------------------


                                               ---------------------------------
requirements of Paragraph 6 below. Once the Alterations have been completed, such Alterations shall thereafter be included in the designation of Tenant Improvements and shall be treated as Tenant Improvements. Upon termination of the Lease, or, at Landlord's option, within thirty (30) days prior to the expiration of the Lease term, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, additions or improvements (except those existing as of the Commencement Date of this Lease) made by Tenant and designated by Landlord to be removed concurrently with the approval of the plans and specifications thereof (to the extent the same do not qualify as standard office-type tenant improvements), and repair and restore the Premises to their original condition, reasonable wear and tear excepted. Any personal property left on or in the Premises at the expiration or earlier termination of this Lease shall be disposed of by Landlord in the manner provided by law, including, without limitation, California Civil Code Section 1980 et seq. Tenant releases Landlord of and from any and all claims and
     -------
liability for damage to or destruction or loss of property left by Tenant upon the Premises at the expiration or other termination of this Lease and Tenant hereby indemnifies Landlord against any and all claims and liability with respect thereto. Tenant further waives all claims to all property (and the proceeds thereof) abandoned by Tenant and retained or disposed of by Landlord.

     (d) Tenant shall not commence work on any alteration, addition or improvement until and unless Landlord has received at least ten (10) days notice that such work is to commence. Tenant shall reimburse Landlord for any actual, reasonable and documented out-of-pocket expense incurred by consultants on behalf of Landlord in reviewing and approving the plans and specifications for such work or by reason of any faulty work done by Tenant or Tenant's contractors or by reason of inadequate cleanup. Tenant or its contractors will in no event be allowed to make any improvements to the Premises which could possibly adversely affect any of the Building Systems or Building Structure without first obtaining Landlord's consent, which Landlord can withhold in its sole and absolute discretion. All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion. In addition to the foregoing, and at Landlord's option, Tenant shall obtain a completion and/or performance bond in a form and by a surety acceptable to Landlord and in an amount not less than one and one-half (1 1/2) times the estimated cost of such alterations, additions or improvements.

     (e) All alterations, additions and improvements to the Premises made by Tenant shall comply with both ADA as defined in Paragraph 8 of this Lease and with the plans therefor approved in advance by Landlord; provided, however, Landlord's approval or consent to any such work shall not impose any liability upon Landlord nor shall such approval imply that Landlord has expressed any opinion or made any warranty regarding the adequacy, sufficiency or legality of any such improvements. Such plans and any specifications associated therewith shall be prepared by an architect or interior designer reasonably approved in advance by Landlord. No such work shall proceed without Landlord's prior approval of (i) Tenant's contractor(s); (ii) certificates of insurance from a company or companies approved by Landlord, furnished to Landlord by Tenant's contractor, for combined single limit bodily injury and property damage insurance covering comprehensive general liability and automobile liability, in an amount not less than One Million Dollars ($1,000,000) per occurrence and endorsed to show Landlord as an additional named insured, and for workers' compensation as required by law (provided, however, nothing in this subparagraph shall release Tenant of its other insurance obligations hereunder) and the normal and customary contingent liability and builders risk insurance; and (iii) detailed plans and specifications for such work. All such work by Tenant shall be done in a first-class workmanlike manner and in conformity with all applicable governmental requirements, with valid building permit(s) and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's expense. All such work shall comply with all rules and regulations reasonably established by Landlord to ensure the safety, cleanliness and good order of the Building and its occupants, including but not limited to those relating to usage of elevators and loading docks, establishment of off-Premises staging areas, disposal of

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------
refuse and the hours of performing operations which result in the creation of noise, dust and odors. No such alterations, additions or improvements by Tenant shall incorporate therein any Hazardous Materials, as defined in Paragraph 9.

     (f) No antenna, satellite dish, microwave receiver or other receiving or transmission equipment shall be installed by Tenant in or on the roof of or about the Building or elsewhere in the common areas except with the prior written consent of Landlord, which consent may be given or withheld by Landlord in its sole and absolute discretion. Any such installation by Tenant shall be only the particular equipment specifically approved by Landlord and any such installation shall be limited to the manner and location approved by Landlord. Any such installation shall be subject to such terms and conditions as are provided by Landlord to Tenant at the time Landlord approves such installation.

     7.  LIENS

     Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within thirty (30) days following receipt of notice of the imposition of any such lien, cause the same to be released of record by payment or posting of a proper lien release bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All reasonable sums paid by Landlord and all reasonable expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount as additional rent, which additional rent shall be payable by Tenant within thirty (30) days after Tenant's receipt of Landlord's demand therefor with interest at the rate per annum determined pursuant to Paragraph 37 from date of payment by Landlord until paid by Tenant. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics', materialmen's or other liens in connection with any alterations, repairs or any work performed, materials furnished or obligations incurred by or for Tenant. Nothing herein shall imply any consent by Landlord to subject Landlord's estate to liability under any mechanics' or other lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post in or on the Premises such notices of nonresponsibility as are provided for in the mechanics lien laws of the state of California.

     8.  USE OF PREMISES

     Tenant and any of its permitted assignees, sublessees or other occupants (collectively "Tenant Parties") shall use the Premises only for the purpose(s) set forth in Item 11 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding any specific use of the Premises permitted or prohibited under Item 11 of the Basic Lease Provisions, Tenant or its assignees or sublessees may use the Premises for any other legally permitted uses consistent with the character of the Building and the uses permitted by Landlord by other occupants of comparable space in the Building, provided such other usage will not cause Landlord to violate an exclusive or other right granted to any other tenant of the Building. Without limiting the foregoing, Tenant and the Tenant Parties shall not permit the Premises to be used by a governmental or quasi-governmental entity or agency (it being understood, however, that Landlord may lease to such an entity or agency if Landlord recaptures all or any portion of the Premises pursuant to Paragraph 16 below). Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall, upon fifteen (15) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of such certificate of occupancy. Tenant shall comply promptly with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Tenant shall not do or permit to be done anything

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------
which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Notwithstanding Paragraph 3, Tenant shall within thirty (30) days of receipt of an invoice therefor reimburse Landlord, as additional rent, for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph, together with interest thereon from date of payment by Landlord to date of reimbursement by Tenant at the rate per annum determined pursuant to Paragraph 37, provided Landlord shall have first notified Tenant of any use or event done or permitted by Tenant on the Premises which necessitated the additional insurance premium. Such demand for reimbursement shall not be Landlord's exclusive remedy. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Except as provided in Paragraph 20(j) below and in the succeeding sentence, Landlord shall not be liable to Tenant for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Paragraph 8, and Tenant shall not be released or excused from the performance of any of its obligations under the Lease in the event of any such failure.

     Without limiting any of its other obligations pursuant to this Paragraph 8 or Paragraph 9, Tenant covenants and agrees to comply with all laws, rules, regulations and guidelines now or hereafter applicable to the Premises ("Applicable Laws"), including by way of example and not limitation Applicable Laws concerning physical disabilities, with respect to: (a) the disposal of water, trash, garbage and other matter (liquid or solid) generated by Tenant, the disposal of which is not otherwise the express obligation of Landlord under this Lease, including, but not limited to, laws, rules, regulations and guidelines with respect to recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements") and (b) on and after the date that Tenant takes possession of the Premises, Tenant will comply and cause the Premises to comply with the provisions, regulations and amendments under the Americans with Disabilities Act of 1990, 42 U.S.C. Sec. 12101-12213 (hereafter referred to as "ADA") including but not limited to all employer-employee obligations. Tenant shall comply with all reasonable rules and regulations established by Landlord from time to time to comply with Waste Management Requirements applicable to Landlord (i) as owner of the Premises and (ii) in performing Landlord's obligations under this Lease, if any. Without limiting any of its other obligations pursuant to this Paragraph 8 or Paragraph 9, Landlord covenants and agrees to comply with all Waste Management Requirements now or hereafter applicable to the Building (other than the Premises) and the site upon which the Building is situated ("Site"). Tenant's and Landlord's obligations under this Paragraph 8 shall survive the expiration or termination of this Lease.

     Each party shall indemnify, defend, protect and hold the other party harmless from and against all liability (including, without limitation, reasonable costs, expenses and attorneys' fees) that the other party may sustain by reason of the breaching party's breach of its obligations under this Paragraph 8.

     9.   HAZARDOUS MATERIALS - See Paragraph 48.3

     (a) As used in this Lease, the following words or phrases shall have the following meanings:

          (i) "Agents" means a party's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering the Building at the request or invitation of such party.

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------

          (ii) "Building" for purposes of this Paragraph 9 only, shall mean the Building, the air about the Building and the soil, surface water and ground water under the surface of the Building.

          (iii) "H.M. Claims" means claims, liabilities, losses, actions, environmental suits, causes of action, legal or administrative proceedings, damages, fines, penalties, loss of rents to the extent deemed a direct damage, liens, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and costs of defense, and reasonable consultants', engineers' and other professionals' fees and costs).

          (iv) "Hazardous" means: (A) hazardous; (B) toxic; (C) reactive; (D) corrosive; (E) ignitable; (F) carcinogenic; (G) reproductive toxic; (H) any other attribute of a Substance now or in the future referred to in, or regulated by, any Hazardous Materials Laws; and (I) injurious to health, safety or welfare, the environment, the Premises or the Building.

          (v) "Hazardous Materials" means any: (A) Substance which is Hazardous, regardless of whether that Substance is Hazardous by itself or in combination with any other Substance; (B) Substance which is regulated by any Hazardous Materials Laws; (C) asbestos and asbestos-containing materials; (D) urea formaldehyde; (E) radioactive substance; (F) flammable explosives; (G) petroleum, including crude oil or any fraction thereof; (H) polychlorinated biphenyls; and (I) "hazardous substances," "hazardous materials" or "hazardous wastes" under any Hazardous Materials Laws.

          (vi) "Hazardous Materials Laws" means: (A) any existing or future federal, state or local law, ordinance, regulation or code which protects health, safety or welfare, or the environment; (B) any existing or future administrative or legal decision interpreting any such law, ordinance, regulation or code; and (C) any common law principle which may result in H.M. Claims against Landlord, the Premises or the Building.

          (vii) "Permits" means any permit, authorization, license or approval required by any applicable governmental agency.

          (viii) "Substance" means any substance, material, product, chemical, waste, contaminant or pollutant.

          (ix) "Use" means use, generate, manufacture, produce, store, release and discharge.

     (b)  (i)    Without limiting the generality of Paragraph 8 of this Lease, and except as provided in Paragraphs 9(b)(ii) and 9(b)(iii), each party covenants and agrees that it and its Agents shall not bring into, maintain upon, engage in any activity involving the Use of, or Use in or about the Building, or transport to or from the Building, any Hazardous Materials. Notwithstanding the provisions of Paragraphs 9(b)(ii) or 9(b)(iii), in no event shall either party or its Agents release or dispose of any Hazardous Materials in, on, under or about the Building.

          (ii) Notwithstanding the provisions of Paragraph 9(b)(i), if Tenant or its Agents proposes to Use any Hazardous Materials, or to install or operate any equipment which will or may Use Hazardous Materials ("Equipment"), then Tenant shall first obtain Landlord's prior written consent, which consent may be given or withheld by Landlord in its reasonable, good faith judgment, within thirty (30) days of Landlord's receipt of the last of documents or information requested by Landlord as set forth in this Paragraph. Tenant's failure to receive Landlord's consent within such thirty (30) day period shall be conclusively deemed Landlord's withholding of consent. Tenant's request for Landlord's consent shall include the following documents or information: (A) a Hazardous Materials list pursuant to Paragraph 9(c) regarding the Hazardous Materials Tenant proposes to Use and/or Equipment Tenant proposes to install and operate; (B) reasonably satisfactory evidence that Tenant has obtained all necessary Permits to Use those Hazardous Materials and/or to install and operate the proposed Equipment; (C) reasonably satisfactory evidence that Tenant's Use of the Hazardous Materials and/or installation and operation of the Equipment shall comply with all applicable Hazardous

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------

Materials Laws, Tenant's permitted use under this Lease and all restrictive covenants encumbering the Building as of the date of this Lease; (D) reasonably satisfactory evidence of Tenant's financial capability and responsibility for potential H.M. Claims associated with the Use of the Hazardous Materials and/or installation and operation of the Equipment; and (E) such other documents or information as Landlord may reasonably request. Landlord may, at its option, condition its consent upon any terms that Landlord, in its reasonable, good faith judgment, deems necessary to protect itself, the public and the Building against potential problems, H.M. Claims arising out of Tenant's Use of Hazardous Materials and/or installation and operation of Equipment including, without limitation, (i) changes in the insurance provisions of the Lease, and/or (ii) installation of equipment, fixtures and/or personal property and/or alteration of the Premises (all at Tenant's sole cost) to minimize the likelihood of a violation of Hazardous Materials Laws as a result of Tenant's Use of the Hazardous Materials and/or installation and operation of Equipment. Neither Landlord's consent nor Tenant's obtaining any Permits shall relieve Tenant of any of its obligations pursuant to this Paragraph 9. Landlord's granting of consent to one request to Use Hazardous Materials and/or install and operate Equipment shall not be deemed Landlord's consent to any other such request. If Landlord grants its consent to Tenant's request, no subtenant, assignee or successor of Tenant shall have the right to Use those Hazardous Materials or install or operate that Equipment without again complying with the provisions of this Paragraph 9(b)(ii).

          (iii) Notwithstanding the provisions of Paragraphs 9(b)(i) and 9(b)(ii), Tenant may Use any Substance typically found or used in applications of the type permitted by this Lease so long as: (A) any such Substance is typically found only in such quantity as is reasonably necessary for Tenant's permitted use under Paragraph 8 of this Lease; (B) any such Substance and all equipment necessary in connection with the Substance are Used strictly in accordance with the manufacturers' instructions therefor; (C) no such Substance is released or disposed of in or about the Building; (D) any such Substance and all equipment necessary in connection with the Substance are removed from the Building and transported for Use or disposal by Tenant in compliance with any applicable Hazardous Materials Laws upon the expiration or earlier termination of this Lease; and (E) Tenant and its Agents comply with all applicable Hazardous Materials Laws.

          (iv) Tenant shall not use or install in or about the Premises any asbestos or asbestos-containing materials.

     (c) Tenant shall deliver to Landlord, within thirty (30) days after Tenant's receipt of Landlord's written request, a written list identifying any Hazardous Materials that Tenant or its Agents then Uses or has Used within the last twelve (12) month period in the Building except with respect to de minimis uses permitted under Paragraph 9(b)(iii) above. Each such list shall state: (i) the use or purpose of each such Hazardous Material; (ii) the approximate quantity of each such Hazardous Material Used by Tenant; (iii) such other information as Landlord may reasonably require; and (iv) Tenant's written certification that to its actual knowledge neither Tenant nor its Agents have released, discharged or disposed of any Hazardous Materials in or about the Building, or transported any Hazardous Materials to or from the Building, in violation of any applicable Hazardous Materials Laws. Landlord shall not request Tenant to deliver a Hazardous Materials list more often than once during each twelve (12) month period, unless Landlord reasonably believes that Tenant or its Agents have violated the provisions of this Paragraph 9 (in which case (A) Landlord may request such lists on a monthly basis until such violation is cured, and (B) Tenant shall provide such lists within thirty (30) days of each of Landlord's requests, or if an emergency exists, such lists shall be provided within three (3) business days).

     (d) Tenant shall furnish to Landlord copies of all notices, claims, reports, complaints, warnings, asserted violations, documents or other communications received or delivered by Tenant, as soon as possible and in any event within five (5) days of such receipt or delivery, with respect to any actual or alleged Use, disposal or transportation of Hazardous Materials in or about the Premises, or the Building. Whether or not Tenant receives any such notice, claim, report, complaint, warning, asserted violation, document or communication,

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------

Tenant shall immediately notify Landlord, orally and in writing, if Tenant or any of its Agents knows or has reasonable cause to believe that any Hazardous Materials, or a condition involving or resulting from the same, is present, in Use, has been disposed of, or transported to or from the Premises or the Building other than as previously consented to by Landlord in strict accordance with Paragraph 9(b).

     (e) Tenant acknowledges that it, and not Landlord, is in possession and control of the Premises for purposes of all reporting requirements under any Hazardous Materials Laws. If Tenant or its Agents violate any provision of this Paragraph 9, then Tenant shall immediately notify Landlord in writing and shall be obligated, at Tenant's sole cost, to abate, remediate, clean-up and/or remove from the Building, and dispose of, all in compliance with all applicable Hazardous Materials Laws, all Hazardous Materials Used by Tenant or its Agents. Such work shall include, but not be limited to, all testing and investigation required by any governmental authorities having jurisdiction, or otherwise reasonably required by Landlord or Landlord's lender and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such work shall, in each instance, be conducted to the satisfaction of all governmental authorities having jurisdiction. If at any time Tenant is not complying with the provisions of this Paragraph 9(e), then Landlord may, upon five (5) business days' notice to Tenant, without prejudicing, limiting, releasing or waiving Landlord's rights under this Paragraph 9, separately undertake such work, and Tenant shall reimburse all actual and reasonable out-of-pocket costs incurred by Landlord within thirty (30) days after receipt of an invoice therefor.

     (f) Landlord's right of entry pursuant to Paragraph 17 shall include the right to enter and inspect the Premises and the right to inspect Tenant's books and records relative to Tenant's compliance with this Paragraph 9. Furthermore, subject to Paragraph 17, Landlord may conduct such investigations and tests as Landlord or Landlord's lender or ground lessor may reasonably require. If Landlord determines that Tenant has violated the provisions of this Paragraph 9, or if any applicable governmental agency requires any such inspection, investigation or testing, then Tenant, in addition to its other obligations set forth in this Paragraph 9, shall reimburse Landlord for all actual and reasonable out-of-pocket costs incurred therewith within thirty (30) days after receipt of an invoice therefor.

     (g)  (i)   Tenant shall indemnify, protect, defend (with legal counsel acceptable to Landlord in its subjective, good faith judgment) and hold harmless Landlord, its partners and its and their respective successors, assigns, partners, directors, officers, shareholders, employees, agents, lenders and ground lessors from and against any and all H.M. Claims incurred by such indemnified persons, or any of them, in connection with, or as the result of:
(A) the presence, Use or disposal of any Hazardous Materials into or about the Building, or the transportation of any Hazardous Materials to or from the Building, by Tenant or its Agents; (B) any injury to or death of persons or damage to or destruction of property resulting from the presence, Use or disposal of any Hazardous Materials into or about the Building, or the transportation of any Hazardous Materials to or from the Building, by Tenant or its Agents; (C) any violation of any Hazardous Materials Laws by Tenant; and (D) any failure of Tenant or its Agents to observe the provisions of this Paragraph
9. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary testing, investigation, studies, reports, repair, clean-up, detoxification or decontamination of the Building, and the preparation and implementation of any closure, removal, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of these indemnity provisions, any acts or omissions of Tenant, its assignees, sublessees, Agents or others acting for or on behalf of Tenant (regardless of whether they are negligent, intentional, willful, or unlawful) shall be strictly attributable to Tenant.

          (ii) If at any time after the initiation of any suit, action, investigation or other proceeding which could create a right of indemnification under Paragraph 9(g)(i) the indemnified party reasonably determines that the indemnifying party is not complying with the

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------
provisions of Paragraph 9(g)(i), then the indemnified party may, without prejudicing, limiting, releasing or waiving the right of indemnification provided herein, separately defend or retain separate counsel to represent and control the defense as to the indemnified party's interest in such suit, action, investigation or other proceeding. The indemnifying party shall pay all actual and reasonable out-of-pocket costs of the indemnified party's separate defense or counsel within thirty (30) days of receipt of any invoice thereof.

     (h) No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant or Landlord from its obligations under this Paragraph 9 unless specifically agreed to by Landlord and Tenant in writing at the time of such agreement.

     (i) Tenant's covenants and obligations under this Paragraph 9 shall also apply to any assignee or sublessee of Tenant, and to any such assignee's or sublessee's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Building at the request or invitation of such assignee or sublessee.

     10.   UTILITIES AND SERVICES

     (a) Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services described, subject to the conditions and in accordance with the standards set forth below ("Utilities and Services"), it being understood that in the event of a bankruptcy proceeding by Tenant, Landlord's obligation to supply such services and utilities shall be conditioned upon Tenant's payment for same, as administrative rent, on a current basis:

           (i) Landlord shall provide automatic elevator facilities Monday through Friday, excepting therefrom all holidays recognized by Landlord, hereinafter collectively referred to as "generally accepted business days," from 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 12:00 noon (collectively, "Business Hours"), and have at least one elevator available for use at all other times. Landlord may change, increase or decrease such holidays from time to time provided the holidays otherwise adopted by Landlord are consistent with the holidays recognized by operators of other first-class office buildings located in the vicinity of the Building ("Comparable Buildings").

           (ii) During Business Hours (and at other times for a reasonable additional charge to be fixed by Landlord), Landlord shall ventilate the Premises and furnish HVAC when it is required for the comfortable occupancy of the Premises, subject to any requirements or standards relating to, among other things, energy conservation, imposed or established by governmental agencies or cooperative organizations. Landlord shall make available at Tenant's expense after-hours power, including light, and HVAC to each floor of the Building which shall be controlled by a key and metering system, digital control system or other central control system selected by Landlord. Minimum use of after-hours power, heat and air conditioning, the costs thereof and the prior notice required for such services shall be determined from time to time by Landlord and confirmed in writing to Tenant, as the same may change from time to time. Current minimum use of heat and air conditioning is two (2) hours in sequence.

          (iii) Landlord shall, pursuant to the terms hereof, make available to the Premises at all times twenty-four (24) hours a day, seven (7) days a week, every day of the year, subject to interruptions beyond Landlord's control, electric current as required by the building standard office lighting (approximately three (3) watts per square foot) and receptacles (approximately one (1) watt per square foot). Subject to the foregoing, at all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment other than basic office equipment (as reasonably determined by Landlord) in

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------
     the Premises without the prior written consent of Landlord, which will not be withheld, conditioned or delayed unless a Design Problem is created.

          (iv) Landlord shall at all times furnish reasonably necessary amounts of water for kitchen facilities, drinking, cleaning, other plumbing facilities, and lavatory purposes only.

          (v) Landlord shall provide janitorial services to the Premises, comparable to those provided in Comparable Buildings, provided the Premises are used exclusively as offices and customary ancillary uses and are kept reasonably in order by Tenant. Landlord shall not be responsible or liable for any act or omission or commission on the part of the persons employed to perform said janitorial services, which shall be performed at Landlord's direction without interference by Tenant or Tenant's employees, agents, contractors, licensees, directors, officers, partners, trustees, visitors or invitees (collectively, "Tenant Parties"). If the Premises are not used exclusively as offices, Tenant or persons approved by Landlord shall keep the Premises clean and in order to the satisfaction of Landlord, but at Tenant's sole expense. No persons other than Tenant and those persons approved by Landlord shall be permitted to enter the Building for the purpose of keeping the Premises clean and in order. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

          (vi) Landlord shall replace, as necessary, the fluorescent tubes in the Building standard lighting fixtures installed by Landlord. Tenant shall replace, as necessary, all bulbs and fluorescent tubes in non-building standard lighting fixtures, if any, installed in the Premises. If Tenant shall fail to make any such replacement within five (5) days after written notice from Landlord, Landlord may make such replacement and charge the cost of labor and materials involved therein to Tenant, as additional rent.

          (vii) Landlord shall provide at all times, subject to interruptions due to equipment failure, maintenance and/or repairs, intrabuilding network cabling to permit connection of telephone service from the Minimum Point of Entry as designated by Pacific Bell or other provider to the telephone closet located on the floor of the Building on which the Premises is located.

     (b) Landlord may impose a reasonable charge for any utilities and services, including without limitation, air conditioning, electric current and water, required to be provided by Landlord by reason of any use of the Premises at any time other than Business Hours or any use beyond what Landlord agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by hybrid telephone equipment, computers and other similar equipment or uses. At Landlord's option, separate meters for such utilities and services may be installed for the Premises and Tenant, upon demand therefor, shall immediately pay Landlord for the installation, maintenance and repair of such meters.

     (c) Tenant agrees to cooperate fully at all times with Landlord and to abide by all reasonable, non-discriminatory regulations and requirements which Landlord may prescribe for the proper functioning and protection of the above utilities and services. Tenant shall pay any excess costs as described above within thirty (30) days following Tenant's receipt of an invoice for such charges.

     (d) Landlord reserves the right in its reasonable discretion to reduce, interrupt or cease service of the Building Systems), for (i) the making of any repairs, additions, alterations or improvements to such Building System until said repairs, additions, alterations or improvements shall have been completed or (ii) any accident, breakage, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable control. In such event,

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------

Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing. Landlord shall not be in breach of this Lease and shall not be liable in damages (including but not limited to any damages, compensation or claims arising from any interruption or cessation of Tenant's business) or otherwise for failure, stoppage or interruption of any such service, nor shall the same be construed either as an eviction of Tenant, or work an abatement of rent, or relieve Tenant from the operation of any covenant or agreement. Provided, however, Landlord shall give not less than twenty-four (24) hours advanced notice of any such work (except in emergencies, when no notice shall be required) and Landlord shall use commercially reasonable efforts to perform such work at such times and in a manner which will minimize any interference with Tenant's normal and customary business operations. In the event of any failure, stoppage or interruption thereof, however, Landlord shall use reasonable diligence to resume service promptly where it is within Landlord's reasonable control to do so.

     (e) Landlord, in its sole and absolute discretion, may elect to contract for the services of individuals that will monitor the systems and operations of the Building. In this connection, Landlord may also elect to station some of these individuals in the lobby of the Building. Such individuals are not security personnel and will not provide protective services to any of the tenants of the Building, including Tenant.

     (f) Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

     (g) Tenant shall pay for all telephone service to the Premises and shall contract directly with the providing company for such service, and Landlord shall have no responsibilities thereto.

     11.  RULES AND REGULATIONS - See Paragraph 48.4

     Tenant agrees to abide by all rules and regulations of the Building imposed by Landlord as set forth in Exhibit "C" attached hereto, as the same may be changed from time to time upon reasonable notice to Tenant. Any such change shall be effective upon delivery of a copy thereof to Tenant. These rules and regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Premises and the Building, and as may be necessary for the enjoyment of the Building by all tenants and their clients, customers and employees. A breach of the rules and regulations shall not be grounds for termination of this Lease unless Tenant continues to breach the same after ten (10) days' written notice by Landlord; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Paragraph 26, below, or Section 1161, et seq., of the California
                                                     -------
Code of Civil Procedure, as amended. Landlord shall not be liable to Tenant for the failure of any other tenant, its agents or employees, to conform to the rules and regulations.


     12.  TAXES ON TENANT'S PROPERTY

     (a) Tenant shall be liable for and pay ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises, and, when possible, Tenant shall cause such personal property and trade fixtures to be assessed and billed separately from the Building and the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord, as additional rent, the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment, together with interest thereon from the date of payment by Landlord to the date of reimbursement by

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------

Tenant at the rate determined pursuant to Paragraph 37. It is provided, however, that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation but without any cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes, levies and assessments so paid under protest, any amount so recovered to belong to Tenant.

     (b) If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph (a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements are assessed at a higher valuation than Landlord's "building standard," such records shall be binding on both Landlord and Tenant; otherwise the actual cost of construction shall be the basis for such determination.


     13.  BUILDING SPACE MANAGEMENT - INTENTIONALLY OMITTED

     14.  FIRE OR CASUALTY - See Paragraph 48.5

     (a) In the event the Premises, or access to them, are wholly or partially destroyed by fire or other casualty covered by the form of fire and extended coverage insurance (except for any applicable deductible) maintained by Landlord, Landlord shall rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the same were furnished to Tenant, excluding any improvements installed by Tenant and any of Tenant's personal property, and this Lease shall continue in full force and effect. Within sixty (60) days of notice to Landlord of such damage or destruction, Landlord shall provide Tenant with notice of its determination whether the damage or destruction can be repaired within twelve (12) months of the damage or destruction. If any such repair is not commenced by Landlord within one hundred eighty (180) days, subject to a Force Majeure Event, after the occurrence of such damage or destruction or is not substantially completed by Landlord within twelve (12) months subject to a Force Majeure Event, after the occurrence of such damage or destruction, then in either such event Tenant may, at its option, upon written notice to Landlord, elect to terminate this Lease as of the date of the occurrence of such damage or destruction. The one hundred eighty (180) day period and twelve (12) month period referred to above may be extended for up to three (3) months each as a result of a Force Majeure Event. In the event, however, that the Building is so damaged or destroyed to the extent of more than one-third (1/3) of its replacement cost, or to any substantial extent by a casualty not so covered (including a release of Hazardous Materials), Landlord may elect by written notice to Tenant given within sixty (60) days after the occurrence of the casualty to terminate this Lease in lieu of so restoring the Premises so long as Landlord makes a decision not to complete such repairs within eighteen (18) months of the occurrence of such damage or destruction, in which event this Lease shall terminate as of the date of the occurrence of the casualty. Landlord shall in no event be obligated to make any repairs or replacement of any items other than those items installed by or at the expense of Landlord or becoming Landlord's upon installation. If the Premises are rendered totally or partially untenantable for their intended purpose, rent shall abate during the period of reconstruction in the same proportion to the total rent as the portion of the Premises rendered untenantable bears to the entire Premises. Any such rental abatement shall not defeat or diminish Landlord's rights to recover upon any rental interruption insurance maintained by Landlord pursuant to Paragraph 20. In no event shall Tenant be entitled to any compensation or damages for loss of use of the whole or any part of the Premises or for any inconvenience occasioned by any such destruction, rebuilding or restoration of the Premises, the Building or access thereto. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any present and future laws and case decisions to the same effect.

                                                      --------------------------
                                                       Landlord's      Tenant's
                                                        Initials       Initials
                                                      --------------------------


                                                      --------------------------

     (b) Notwithstanding anything to the contrary contained in Paragraph 14(a) above, if the Premises or the Building is wholly or partially damaged or destroyed within the final twelve (12) months of the Term of this Lease (except for damage or destruction to the Building which does not prevent Tenant from conducting business operations from the Premises), either party may, at its option, by giving the other party notice within sixty (60) days after the occurrence of such damage or destruction, elect to terminate the Lease. Furthermore, upon termination of this Lease pursuant to this Paragraph 14(b), Tenant and Landlord hereby agree (except as expressly provided for otherwise in this Lease) to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

     15.     EMINENT DOMAIN - See Paragraph 48.5

     (a) In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the right of eminent domain, or sold to prevent such taking or threat of such taking, either Tenant or Landlord may terminate this Lease effective as of the date of final judgment in such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. Except as provided herein and in Paragraph 48.5, Tenant shall not because of such taking assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. In such event, Landlord shall promptly proceed to restore the Premises to substantially their condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Any such rental abatement shall not defeat or diminish Landlord's rights to recover upon any rental interruption insurance maintained by Landlord pursuant to Paragraph 20. Nothing contained in this Paragraph 15(a) shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority for, the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority or Tenant's unamortized cost of the Tenant Improvements to the extent paid for by Tenant. Landlord may, without any obligation to Tenant, agree to sell and/or convey to any taking authority the Premises, the Building or any portion thereof sought by such taking authority, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or pursued to judgment.

     (b) In the event of a temporary taking of the Premises or any part of the Premises and/or of Tenant's rights to the Premises or under this Lease not covered by Paragraph 48.5(a) below, this Lease shall not terminate. Any award made to Landlord by reason of such temporary taking shall belong entirely to Tenant.

     (c) This Paragraph 15 shall be Tenant's sole and exclusive remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130. Upon termination of the Lease pursuant to this Paragraph 15, Tenant and Landlord hereby agree (except as expressly provided for otherwise in this Lease) to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

     16.     ASSIGNMENT AND SUBLETTING - See Paragraph 48.6

     (a) Except as set forth in Paragraph 16(g) or 48.6(b), Tenant shall not, either voluntarily or involuntarily or by operation of law, assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees without obtaining

                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------
the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed and shall be granted to any sublessee or assignee which meets the criteria set forth in subsection (f) below. Any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.

     (b) No assignment, subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. In this connection, any such assignment, sublease or encumbrance shall expressly provide that it is subject to the terms and provisions of this Lease. Moreover, any subletting by Tenant of any portion of the Premises shall be at a market rental rate and upon market terms and, if Landlord so requests, shall require that the assignee or sublessee remit directly to Landlord, on a monthly basis, all rent due to Tenant by said assignee or sublessee. For this purpose, "market" shall mean a rental rate and terms comparable to the rental rate and terms then being offered by other landlords leasing comparable space in comparable commercial high-rise office buildings that are located within a one
(1) mile radius of the Building. In connection with any assignment or subletting, no photographs of the Building may be used, and no rental rates may be published, and no general circulation flyers may be mailed or otherwise distributed. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance.

     (c) If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises together with a detailed description of the proposed subtenant's or assignee's business experience and duration of the current enterprise, (iii) the number of persons per square foot of Rentable Area which are proposed by the subtenant or assignee to occupy the Premises,
(iv) the material terms and provisions of the proposed sublease or assignment and the proposed effective date thereof; and (v) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee. The submission pursuant to clause (iv) shall include a copy of any agreement, escrow instructions or other document which contains or memorializes the terms and provisions of the transaction for which Landlord's consent is required. Similarly, if Tenant desires to mortgage or encumber its interest in this Lease, Tenant shall first supply to Landlord in writing such information as to such transaction as may be reasonably requested by Landlord.

     (d) "Sublet" and "sublease" shall include a sublease as to which Tenant is sublessor and any sub-sublease or other sub-subtenancy, irrespective of the number of tenancies and tenancy levels between the ultimate occupant and Landlord, as to which Tenant receives any consideration, as defined in this subparagraph, and Tenant shall require on any sublease which it executes that Tenant receive at least fifty percent (50%) of the profit from all sub-subtenancies, irrespective of the number of levels thereof. The term "consideration" shall mean and include any money, services, property or any other tangible thing of value such as payment of costs, cancellation of indebtedness, discounts, rebates and the like but not "down-time". Any rent or other consideration which is to be passed through to Landlord by Tenant pursuant to this subparagraph shall be paid to Landlord promptly upon receipt by Tenant and shall be paid in cash, irrespective of the form in which received by Tenant from any subtenant or assignee. In the event that any rent or other consideration received by Tenant from a subtenant or assignee is in a form other than cash, Tenant shall pay to Landlord in cash the fair value of such consideration.

     (e) If Landlord does not disapprove the proposed subletting or assignment in writing within ten (10) business days after receipt of Tenant's request therefor, Tenant may within ninety (90) days after the expiration of said ten (10) business day period enter into a valid assignment or sublease of the Premises or portion thereof, upon substantially the same

                                                        ------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------
terms (without material modification) and conditions as set forth in the information furnished by Tenant to Landlord pursuant to subparagraph (c) above. It is provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Paragraph.

     (f) Landlord shall, within ten (10) business days of receipt of such notice, have the right to approve such proposed assignment, encumbrance or sublease or disapprove such proposed assignment, encumbrance or sublease which refusal shall be on reasonable grounds, it being agreed and understood that it shall be unreasonable for Landlord to refuse its consent to an assignment or sublease to any assignee or sublessee that is (i) comparable in quality to other direct tenants in the Building; (ii) that will use the Premises in a manner generally comparable to use of comparable space in the Building. Notwithstanding the foregoing, Landlord shall be entitled to take into account the following, all of which are agreed by Tenant to be reasonable factors for Landlord's consideration:

             (i) The financial strength of the proposed assignee or subtenant, including, but not limited to the adequacy of its working capital to pay all expenses anticipated in connection with any proposed remodeling of the Premises. Landlord may also consider the business experience of the proposed subtenant or assignee and the longevity of the current enterprise, it being understood and agreed that "start-up" ventures and enterprises found by Landlord to lack sufficient maturity may be disapproved by Landlord.

             (ii) The proposed use of the Premises by such proposed assignee or subtenant and the compatibility of such proposed use within the quality and nature of the other uses in the Building The foregoing may include an analysis by Landlord of the number of persons per square foot proposed by the subtenant or assignee to occupy the Premises, it being understood and agreed that Landlord may disapprove a subtenant or assignee which represents an increase in population levels.

             (iii) Any violation which the proposed use by such proposed assignee or subtenant would cause of any other rights granted by Landlord to other tenants of the Building.

             (iv) Any adverse impact, including a greater intensity of use of the parking, Building mechanical, electrical or plumbing facilities or any other services or facilities of the Building, which may result from the occupancy of the Premises by the proposed subtenant or assignee.

             (v) Whether there then exists any default by Tenant pursuant to this Lease beyond the expiration of any applicable notice and grace period.

             (vi) Whether the proposed assignee or subtenant an existing tenant of the Building, it being understood and agreed that Landlord will disapprove a subletting or assignment to such an existing tenant if Landlord can reasonably provide such tenant's additional space requirements.

             (vii) Whether the proposed assignee or subtenant is a person with whom Landlord is actively negotiating for space in the Building or with whom Landlord has negotiated during the six (6) month period ending with the date Landlord receives notice of such proposed assignment or subletting, it being understood and agreed that Landlord will disapprove a subletting or assignment to such potential direct tenant if Landlord can reasonably provide such potential direct tenant's space requirements.

             (viii) Whether the proposed assignee or subtenant is a governmental entity or agency, it being understood and agreed that Landlord will disapprove the proposed subletting or assignment as being inconsistent with the character of the Building.

                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------

Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such assignment or subletting. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with assignment and subletting, including those set forth in this subparagraph (f) have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by any proposed assignee or subtenant or entitle Tenant to terminate this Lease. In this connection, Tenant hereby expressly waives its rights under California Civil Code Section 1995.310(b). Moreover, approval of any assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder.

     (g) Tenant may allow any person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant's clients to occupy certain portions of the Premises without such occupancy being deemed an assignment or subleasing as long as no new demising walls are constructed to accomplish such occupancy and as long as such relationship was not created as a subterfuge to avoid the obligations set forth in this Paragraph 16.

     (h) The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which is not required under the Securities Exchange Act of 1934 to file periodic informational reports with the Securities and Exchange Commission, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed as assignment within the meaning and provisions of this Paragraph 16. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises. If Tenant is a corporation or partnership, a sale or other transfer of fifty percent (50%) or more of its assets, in one or more transactions, shall be void as to Landlord without Landlord's prior written consent, which may be withheld in Landlord's sole discretion.

     (i) Landlord shall be permitted to hire outside contractors to review all assignment and subletting documents and information and Tenant shall reimburse Landlord for the reasonable cost thereof, including reasonable attorneys' fees, on demand. Tenant shall also pay to Landlord, its administrative fee, as established by Landlord from time to time, in connection with Landlord's review and consideration of any such request for Landlord's consent.

     17.     ACCESS

     Landlord reserves and shall at any time and all times upon not less than twenty-four (24) hours advanced notice (except in cases of emergencies or for the provision of regular services required of Landlord under this Lease such as janitorial services, in either such case no notice being required) have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers, tenants or actual or prospective lenders, to post notices of non-responsibility, to use and maintain pipes and conduits in and through the Premises, and to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Landlord may enter by means of a master key without liability to Tenant for any damage caused by Landlord entering the Premises,
                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------
except for damage to Tenant's personal property caused by any failure of Landlord to exercise due care. Tenant shall not disturb any notices or other items placed by Landlord in the Premises. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any lock installed by Tenant shall be of a type and style designated by Landlord concurrently with such installation. Any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord.

     18.     SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES; FINANCIAL
             STATEMENTS

     (a) This Lease and the rights of Tenant hereunder, at Landlord's election, shall be junior, subject, and subordinate to the lien of any ground or underlying lease, mortgage, deed of trust, and other security instrument of any kind now or hereafter covering the Premises or the Building, or any portion of any thereof, and to any and all advances made thereunder, interest thereon or costs incurred pursuant thereto (with respect to mortgages or deeds of trust) and any amendments, modifications, renewals, supplements, consolidations, replacements or extensions thereto. Such priority shall be established without the necessity of the execution and delivery of any further instruments on the part of Tenant to effect such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to (a) execute and deliver upon demand such further instruments evidencing such subordination of this Lease or subordination of such mortgage, deed of trust or ground lease as may be necessary and reasonable and
(b) supply such financial information concerning Tenant as may be reasonably requested by any ground lessor or lender, prospective purchaser or Landlord, in connection with such subordination, within thirty (30) days after demand. Notwithstanding subordination by Tenant to any existing or future lienholder, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto contained herein. Subject to Paragraph 48.9(a), in the event of the foreclosure of any such lien or encumbrance, Tenant shall attorn to the then owner who owns or acquires title to the Building and will recognize such owner as Landlord under this Lease. Subject to Paragraph 48.9(a), Tenant hereby waives any right to terminate this Lease because of any such foreclosure.

     (b) Notwithstanding the foregoing, and without the consent of Tenant, the holder of any mortgage or deed of trust or the beneficiary thereunder shall have the right to elect to be subject and subordinate to this Lease, with such subordination to be effective upon such terms and conditions as such holder or beneficiary may direct and which are not inconsistent with the provisions of this Paragraph 18.

     (c) Tenant shall at any time and from time to time upon not less than twenty (20) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Annual Rent, Additional Rent and other charges have been paid in advance, if any, (ii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and (iii) acknowledging (if true) the accuracy of such other facts as are reasonably included in such statement by Landlord. Any such statement delivered pursuant to this
                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------
subparagraph may be relied upon by any prospective purchaser of the fee of the Building or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrancer upon the Building. If Tenant fails to deliver such statement within such time, such failure shall be conclusive upon Tenant that (A) this Lease is in full force and effect, without modification except as may be represented by Landlord, (B) that there are no uncured defaults in Landlord's performance, (C) that not more than one month's Basic Annual Rent has been paid in advance and (D) that any other statements of fact reasonably included by Landlord in the statement are correct.

     (d) In addition, and not in lieu of the foregoing, within ten (10) days after the Commencement Date, Tenant shall execute and deliver to Landlord a certificate substantially in the form of Exhibit "D" attached hereto, indicating thereon any exceptions thereto which Tenant claims to exist at that time.

     19.     SALE BY LANDLORD

     In the event of a sale, transfer or conveyance by Landlord of the Building, the same shall operate to release Landlord from any and all liability under this Lease arising from and after the date of such sale, transfer or conveyance. Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto contained herein. If any security deposit has been made by Tenant, Landlord may transfer the balance of such security deposit (after lawful deductions and in accordance with California Civil Code Section 1950.7), after notice to Tenant, to the purchaser, and thereupon Landlord shall be discharged from any further liability with respect thereto.

     20.     NONLIABILITY AND INDEMNIFICATION OF LANDLORD;  INSURANCE

     (a)     Landlord's Nonliability. Subject to Paragraphs 20(j) and 21 below,
             -----------------------
Landlord and its partners, and their respective partners, officers, agents and employees shall not be liable for Tenant's loss of income or extra expense or for any damage to Tenant's property, nor for loss of damage to property by theft or otherwise, nor for any injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers or any other person in or about the Premises caused by or resulting from any peril which may affect the Premises, including without limitation fire, explosion, falling plaster, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant or occupant of the Building or any of their officers, employees, agents, representatives, customers and invitees and Tenant hereby waives any such right it may have against Landlord.

     (b)     Indemnification. Subject to Paragraphs 20(j) and 21 below, and to
             ---------------
the fullest extent permitted by law, Tenant shall indemnify, hold Landlord harmless from and defend Landlord, its agents and employees against any and all claims, losses, costs, damages, expenses or liabilities, including without limitation reasonable attorney's fees and costs of defense (collectively, "Claims"), for death of or any injury or damage to any person or property whatsoever, to the extent such death, injury or damage arises from Tenant's use of the Premises or the conduct of Tenant's business. This indemnification provision shall not require payment as a condition precedent to recovery, and Tenant's defense obligation hereunder shall include the obligation, upon demand, to defend Landlord against any Claims by counsel reasonably satisfactory to Landlord. In addition, if any person not a party to this Lease shall institute any other type of action against Tenant in which Landlord, involuntarily and without cause, shall be
                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------
made a party defendant and which is related to this Lease, Tenant shall indemnify, hold Landlord harmless from and defend Landlord from all liabilities by reason thereof.

     (c)     Tenant's Insurance. Tenant hereby agrees to maintain in full force
             ------------------
and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance which afford the following coverages:

             (i)    Workers' Compensation coverage as required by law.

             (ii) Comprehensive General Liability or Commercial General Liability Insurance with respect to the Premises and the operations on or on behalf of Tenant in, on or about the Premises, including but not limited to Blanket Contractual Liability, Broad Form Property Damage Liability Coverage, Personal Injury, and Fire Legal Liability, Host Liquor Liability protection and indemnity (if applicable) and Owned and Non-Owned Automobile Coverage in an amount not less than $1,000,000 per occurrence. The policy for such insurance shall contain the following provisions: (A) severability of interest; (B) cross liability; (C) an endorsement naming Landlord and any other mortgagees of the Building. designated in writing by Landlord as an additional insured; (D) an endorsement stating, in substance, "such insurance as is afforded by this policy for the benefit of the Landlord and any other additional insured shall be primary as respects to any liability or claims arising out of the occupancy of the Premises by the Tenant, or Tenant's operations and any insurance carried by Landlord, or any other additional insured shall be non-contributory;" (E) an endorsement allocating to the Premises the full amount of liability limits required by this Lease; (F) coverage must be on an "occurrence basis;" "Claims Made" forms are not acceptable; and (G) an aggregate limit of no less than $3,000,000 per annum available for occurrences at the Premises, if such policy has an aggregate limit.

             (iii) Insurance providing protection against "All Risks" of physical loss, including without limitation insurance against fire, theft, burglary, structural collapse, sprinkler leakage, earthquake and flood (if required by a lender holding a security interest in the Building), vandalism and malicious mischief, in an amount sufficient to cover the full cost of replacement (with no deductible for depreciation and with the understanding that such amount shall be adjusted not more frequently than on an annual basis) of all improvements and betterments to the Premises, all of Tenant's fixtures, furnishings, equipment, furniture, trade fixtures and other personal property located or used in the Premises. All policies of such insurance shall contain no coinsurance or contribution provisions and shall name Landlord and any mortgagees of the Building designated in writing by Landlord, if any, as additional insureds and/or loss payable in accordance with such lender's or lenders' requirements. For the purposes of this subparagraph (iii), the Premises shall consist of the Rentable Area shown in the floor plan attached hereto as Exhibit "A-1," and consist of the cubic space spanning from the floor slab to the bottom surface of the floor slab of the floor immediately above the Premises (the "upper slab"), without any offsets or deductions for columns and other structural portions of the Building or vertical penetrations that are included for the special use of Tenant. Such cubic space shall include the plenum space which is bounded by the lower surface of the upper slab and the suspended ceiling of the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the improvements, trade fixtures and personal property in the Premises so insured. Upon any termination of this Lease pursuant to Paragraph 14(a) above, the proceeds of such insurance relating to permanent improvements to the Premises shall be the property of Landlord (but excluding furniture, fixtures and equipment which may be removed pursuant to the terms of this Lease).

     (d)     Deductibles. Tenant may, with the written consent of Landlord,
             -----------
elect to have reasonable deductibles in connection with the policies of insurance required to be maintained by Tenant under subparagraph (c)(iii).

                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------

     (e)     Certificates of Insurance. Tenant shall deliver to Landlord at
             -------------------------
least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to the renewal date or expiration of each such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above. Such Certificates, with the exception of Workers' Compensation, shall add Landlord and each of its partners, and its and their subsidiaries, affiliates, partners, officers, directors, agents, employees, lenders and other persons or entities designated by Landlord and having an insurable interest in the Premises as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. Neither Landlord nor any other person or entity named as an additional insured pursuant to this subparagraph shall have any obligation under such policies, such as payment of premiums, giving of notices and the like. Further, all Certificates shall expressly provide that not less than thirty (30) days prior unqualified written notice shall be given to Landlord or Landlord's lender in the event of material alteration to, non-renewal of, or cancellation of the coverages evidenced by such Certificates. Notwithstanding the foregoing, Landlord may, at any time, from time to time, inspect and/or copy and approve any and all insurance policies required hereunder.

     (f)     Landlord's Insurance. Landlord shall at all times during the term
             --------------------
of this Lease maintain in effect a policy or policies of "All Risk" insurance, together with sprinkler leakage and vandalism and malicious mischief coverage, covering one hundred percent (100%) of the full replacement cost valuation of the Building, and Landlord's personal property including its business papers, furniture, fixtures and equipment (collectively, "Landlord's Property"), subject to commercially reasonable deductibles, in the event of fire, lightning, windstorm, vandalism, malicious mischief and all other risks normally covered by "all risk" policies carried by landlords of comparable buildings in the vicinity of the Building. Landlord shall also obtain and keep in full force (a) a policy of commercial general liability and property damage insurance, (b) loss of rent insurance and (c) workers' compensation insurance, all such insurance being in amounts and with deductibles comparable to the insurance being carried by landlords of Comparable Buildings provided, however, that the foregoing shall not be applicable to Landlord's lender which shall be responsible to provide such coverage as the lender then utilizes under its insurance program for buildings similar to the Building if such lender becomes responsible under this Lease to provide such insurance. To the extent Landlord is constructing the Tenant Improvements, Landlord shall (i) carry "all risk" property policy covering the Tenant Improvements in an amount not less than one hundred percent (100%) of the full replacement cost valuation naming Landlord's Agents as the insured and Tenant as an additional insured to the extent of Tenant's interest in the Tenant Improvements, (ii) cause the contractors and subcontractors to carry a policy of contractor's liability insurance with a policy limit of $1,000,000 and (iii) cause the its contractors and subcontractors to carry Commercial General Liability and Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than Five Hundred Thousand Dollars ($500,000) for each person in one accident, and One Million Dollars ($1,000,000) for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than One Million Dollars ($1,000,000) for each accident . Landlord may also, but shall not be required to, maintain flood and earthquake insurance with respect to the Building, rental interruption insurance assuring that the rent under this Lease will be paid to Landlord for a period of not less than twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against under the foregoing coverage, and any other types of insurance that Landlord, in its business judgment, may determine is necessary or desirable to obtain and is maintained by landlords of Comparable Buildings. The cost of all such insurance shall be included in the Operating Expenses to be reimbursed by Tenant to Landlord pursuant to Paragraph 3.

     (g)     Increase in Coverage. Upon demand, Tenant shall provide Landlord,
             --------------------
at Tenant's expense, with such increased amount of existing insurance, and such other insurance in such limits, as Landlord may reasonably require and such other hazard insurance as the nature and condition of the Premises may require in the sole judgment of Landlord to afford Landlord adequate protection for risks of Tenant to be insured hereunder.

                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------

     (h)     No Co-Insurance. If on account of the failure of Tenant to comply
             ---------------
with the provisions of this Paragraph, Landlord or any additional insured is adjudged a coinsurer by its insurance carrier, then any loss or damage Landlord or such additional insured shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

     (i)     Insurance Limits. Landlord makes no representation that the limits
             ----------------
of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertakings under this Lease. In the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. In no event shall the limits of any coverage maintained by Tenant pursuant to this Paragraph 20 be considered as limiting Tenant's liability under this Lease.

     (j)     The Party's Negligence. Subject to the insurance, release and
             ----------------------
wavier of subrogation provisions of this Lease, nothing contained in this Lease shall operate to relieve either party from any loss, damage, injury, liability, claim, cost or expense which was proximately caused by its acts, omissions or willful misconduct or that of their respective employees, agents or representatives. In the event that Landlord and Tenant are each determined to be negligent in connection with any occurrence, the respective parties shall bear those portions of the liability determined by applying their respective percentages of negligence to the total liability assessed, to the extent not covered by the insurance coverages required under this Lease.

     (k)     General Requirements. All insurance required to be carried by
             --------------------
Tenant hereunder shall be with companies rated A:X, or better, in the then most recent edition of Best's Insurance Guide and licensed to provide the relevant insurance in the State of California. Such insurance shall be primary insurance (and not "excess over") as respects Landlord and any other additional insured(s) designated by Landlord and not contributory with any other available insurance. All policies of such insurance shall each contain an unqualified provision that the insurer will not cancel, deny renewal or materially amend the coverage provided by such policy without first giving Landlord and any additional insured(s) thirty (30) days' prior written notice. All policies and certificates delivered by Tenant pursuant to this Paragraph shall contain liability limits not less than those set forth herein, shall list the additional insured(s) and shall specify all endorsements and special coverages required by this Paragraph. Any insurance required to be maintained by Tenant may be maintained by Tenant pursuant to so-called "blanket" policies of insurance so long as (i) the Premises is specifically identified therein (by rider, endorsement or otherwise) as included in the coverage provided, (ii) the limits of the policy are applicable on a "per location" basis to the Premises and (iii) such policies otherwise comply with the provision of this Lease. The term "term of this Lease" shall mean, for the purposes of this Paragraph, the period commencing on the date Tenant is given access to the Premises for any purpose through the later of the expiration or termination of the Lease term or the date Tenant surrenders physical possession of the Premises to Landlord. With respect to the Comprehensive General Liability insurance required to be obtained by Tenant under this Lease, the foregoing general requirements are subject to the specific requirements set forth in subparagraph (c)(ii), above.

     (l)     Landlord's Self Help Right. In the event that Tenant fails to
             --------------------------
procure, maintain and/or pay for at the times and for the durations specified in this Lease, any insurance required by this Paragraph, or fails to carry insurance required by any governmental requirement, Landlord may (but without obligation to do so) at any time or from time to time, and without notice, procure such insurance and Tenant agrees to pay the sums so paid by Landlord together with interest thereon at the interest rate set forth in Paragraph 37(a) below, and any costs or expenses incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment.

     21.     WAIVER OF SUBROGATION

                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------

     Landlord and Tenant each hereby waives any and all rights of recovery against the other, and against any other tenant or occupant of the Building and against the officers, employees, agents, representatives, customers and invitees of such other party and of such other tenant or occupant of the Building for loss of or damage to such waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any policy of insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party shall actually obtain and maintain the insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). The policies of insurance which Landlord and Tenant are required to maintain under this Lease shall provide that the insurance company shall waive all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by the subject policy.

     22.     ATTORNEYS' FEES

     In the event of any legal action, litigation or arbitration proceeding brought by either party against the other arising out of on in connection with this Lease, the Premises or the Building or in which this Lease is asserted as a defense, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees incurred in such action in an amount determined by the court, in addition to its costs incurred in such action, and such amounts shall be included in any judgment rendered in such action or proceeding. This provision shall survive the termination of this Lease.

     23.     WAIVER

     No waiver by Landlord or Tenant of any provision of this Lease or of any breach by Tenant or Landlord hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant or Landlord of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. Tenant's consent to or approval of any act by Landlord requiring Tenant's consent or approval shall not be deemed to render unnecessary the obtaining of Tenant's consent to or approval of any subsequent act of Landlord. Furthermore, any custom or practice which may develop between the parties in the administration of this Lease shall not be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by Tenant or Landlord in strict accordance with all of the terms, covenants, agreements, conditions, and provisions of this Lease. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in a writing signed by Landlord. Tenant's delivery of keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises unless done pursuant to a written agreement to such effect executed by Landlord. The acceptance of any rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach (other than the failure to pay the particular rent so accepted) or any other breach unless such waiver is expressly stated in a writing signed by Landlord. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a default under Paragraph 26(A)(vi) or waive the provisions of Paragraphs 16 or 25.

     24.     NOTICES

     All notices, requests, payments, consents or approvals ("notices") which Landlord or Tenant may be required, or may desire, to serve on the other shall be in writing and may be served, by personal service or as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid and return receipt requested, addressed as set forth in Item 13 of the Basic Lease Provisions, or addressed to such other address or addresses as

                                                      --------------------------
                                                        Landlord's      Tenant's
                                                        initials        initials
                                                      --------------------------


                                                      --------------------------
either Landlord or Tenant may from time to time designate to the other in the manner provided for herein. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If any notice is sent by mail, the same shall be deemed delivered and received on the date of receipt or refusal indicated on the return receipt. Any notice provided for herein may also be sent by facsimile transmission or by any reputable overnight courier so long as written confirmation of delivery of such notice is obtained by the sender. In either of these cases, a confirmation copy of such notice shall be sent by registered or certified mail, return receipt requested, and such notice shall be deemed to be received one day after it is sent.

     25.  INSOLVENCY OR BANKRUPTCY

     In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

     26.  DEFAULTS AND REMEDIES

     (a) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

        (i) Any failure by Tenant to pay the rent or to make any other payment required to be made by Tenant hereunder at the time specified for payment. Landlord shall give Tenant three (3) days' written notice of any such default, which notice shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of
                                         -------
     Civil Procedure, as amended;

        (ii) The abandonment of the Premises by Tenant. Abandonment is herein defined to include any absence by Tenant from the Premises for five (5) days or longer while Tenant is otherwise in default under this Lease;

        (iii) Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days (except where a different period of time is specified in this Lease) after written notice by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the
                                                          --------
     California Code of Civil Procedure, as amended. If the nature of such default is such that the same cannot reasonably be cured within such ten
     (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

         (iv) Tenant makes or has made or furnishes or has furnished any material warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished;

          (v) Subject to the provisions of Paragraph 16(h) above, any substantial portion of the assets of Tenant is transferred, or any material obligation is incurred by Tenant, unless such transfer or obligation is incurred in the ordinary course of Tenant's business, or in good faith for fair equivalent consideration, or with Landlord's consent; and/or

         (vi) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days; or Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts.

     (b) In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from
Tenant:

        (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

        (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves reasonably could have been avoided; plus

        (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves reasonably could have been avoided; plus

        (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including any amount expended by Landlord to mitigate damages; plus

        (v) the unamortized value of the Building Standard Work (as described in Exhibit "B") made to the Premises, calculated by reference to the length of the term of the Lease that would have remained had the Lease not been terminated; plus

        (vi) the amount of rent, if any, that is postponed or abated, as well as the amount of any other rent or operating concession, any lease take over obligation assumed by Landlord, any lease subsidy paid by Landlord or any other bonus, lease cancellation payment, inducement or concession for Tenant's entering into this Lease; and

        (vii) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

     (c) As used in subparagraphs (b)(i) and (b)(ii) above, the "worth at the time of award" is computed by allowing interest at the rate determined pursuant to Paragraph 37 below. As used in subparagraph (b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (d) In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all in accordance with applicable California law.

     (e) In the event of the abandonment as defined in Paragraph 26(a)(ii) above, of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 26, Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Election by Landlord to proceed pursuant to this subparagraph shall be made upon written notice to Tenant and shall be deemed an election of the remedy described in California Civil Code
Section 1951.4 and, unless Landlord relets the Premises, Tenant shall have the right to sublet or assign subject to the prior written consent of Landlord. Such consent shall not be unreasonably withheld and shall be subject to all of the terms and provisions of Paragraph 16.

     (f) In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable cost of such reletting; third, to the payment of the reasonable cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future amounts as the same may become due and payable hereunder. Should the rent for such reletting, during any month for which the payment of rent is required hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any reasonable costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     (g) No re-entry, removal of property or taking possession of the Premises by Landlord pursuant to this Paragraph 26 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Furthermore, neither Landlord's acts of maintenance or preservation nor its efforts to relet nor the appointment of a receiver to
             ---                      ---
collect rents shall constitute a termination of Tenant's right to possession unless a written notice of such intention is provided by Landlord to Tenant. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

     (h) In any action for unlawful detainer commenced by Landlord against Tenant by reason of any default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be the amount of rent reserved in this Lease for such period, unless Landlord or Tenant shall prove to the contrary by competent evidence. The rights and remedies reserved to Landlord herein, including those not specifically described, shall be cumulative and, except as otherwise provided by California statutory law in effect at the time, Landlord may pursue any or all of such rights and remedies, or any other right available at law or equity, at the same time or otherwise.

     (i) All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money, other than rent, required to be paid by it or fails to perform any other act on its part to be performed, and such failure continues beyond any applicable grace period set forth in the Paragraph providing for such obligation (or if no grace period is set forth in such Paragraph, then the applicable grace period pursuant to this Paragraph 26), then in addition to any other remedies provided herein Landlord may, but shall not be obligated so to do, without curing such default or waiving or releasing Tenant from any of its obligations, make any such payment or perform any such other act on Tenant's part, including the removal of any offending signs. Landlord's election to make any such payment or perform any such act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall, within thirty (30) days after written demand therefor by Landlord, reimburse Landlord for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate determined under Paragraph 37, accruing from the date of such payment by Landlord;

and Landlord shall have the same rights and remedies in the event of failure by Tenant to pay such amounts as Landlord would have in the event of a default by Tenant in payment of rent.

     (j) Subject to the provisions of Paragraph 26(a), Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have had under any present or future law, to redeem the Premises or to continue the Lease after being dispossessed or ejected from the Premises.

     27. HOLDOVER

     Tenant shall surrender possession of the Premises immediately after the expiration of the Lease term or termination of the Lease. If Tenant or anyone claiming under Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall
(a) become a tenant at sufferance only at the greater of (i) two hundred percent (200%) of the Basic Annual Rent and Additional Rent then in effect, or (ii) two hundred percent (200%) of the then current market rent in the Building (Basic Annual Rent and Additional Rent) by reference to recent comparable transactions entered into by Landlord and otherwise upon the terms, covenants and conditions herein specified, so far as applicable, (b) if Tenant holds over more than thirty (30) days, pay all damages sustained by Landlord by reason of such holding over and (c) if Tenant holds over more than thirty (30) days, indemnify, defend and hold Landlord harmless from and against any loss or liability resulting from such holding over, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related attorneys' fees and brokerage commissions. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder, but shall create only a month-to-month tenancy terminable at the end of any calendar month by not less than ten (10) days written notice given by either party to the other party. Further, no payment of money by Tenant to Landlord after the termination of this Lease by Landlord, or after the giving of any notice of termination to Tenant by Landlord which Landlord is entitled to give Tenant under this Lease, shall reinstate, continue or extend the term of this Lease or shall affect any such notice given to Tenant prior to the payment of such money, it being agreed that after the service of such notice or the commencement of any suit by Landlord to obtain possession of the Premises, Landlord may receive and collect when due any and all payments owed by Tenant under the Lease, and otherwise exercise its rights and remedies. The making of any such payments by Tenant shall not waive such notice, or in any manner affect any pending suit or judgment obtained. The foregoing provisions of this Paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

     28. CONDITION OF PREMISES

     Except as expressly provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of any part of the Building for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish, except with respect to latent defects, that the Premises and the Building were at such time in good and sanitary order, condition and repair except with respect to non-latent defects as to which Tenant notifies Landlord within thirty (30) days of the taking of possession of the Premises by Tenant for the purpose of conducting business operations. Landlord and its agents shall be responsible for the repair of any and all structural and/or latent defects in the Premises or in the Building during the term of this Lease as it may be extended. Tenant shall endeavor to give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of defects therein.

     29.  QUIET POSSESSION

     Upon Tenant's paying the rent hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder,

Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     30. TENANT'S SIGNS

     (a) Tenant may, at its sole cost and expense, place its signs displaying its logo and graphics on the entrance doors to the Premises and in hallways or elevator lobbies on floors wholly leased by Tenant. On partial floors leased by Tenant, Tenant, at its sole cost and expense, may place its signs on entrance doors to the Premises provided the number, size, color, style, material and location of such signs conform to Landlord's graphics program for the Building and Landlord shall place directional signs to the Premises, at Tenant's expense, at a location determined by Landlord.

     (b) Landlord at its own cost and expense shall place a directory board in the Building lobby. Landlord shall cause Tenant's name to be affixed thereto, at Landlord's cost. Any changes shall be at Tenant's cost.

     (c) Unless specifically set forth to the contrary in an addendum to this Lease, Tenant shall not place any sign on the exterior of the Building, or within the Building if such sign may be seen from outside of the Building or on any Building sign monument or other device constructed for the placement of tenant signs.

     (d) All Tenant signs installed by Landlord or Tenant shall comply with all applicable requirements of all governmental authorities having jurisdiction and shall be installed in a good and workmanlike manner. Such signs shall be maintained and kept in good repair at Tenant's sole cost and expense.

     31. CONFLICT OF LAWS

     This Lease shall be governed by and construed pursuant to the laws of the State of California, and the venue of any action or proceeding under this Lease shall be Orange County, California.

     32. COMMON FACILITIES; PARKING

     Tenant shall have the non-exclusive right, in common with Landlord and other tenants and occupants of the Building and their employees, agents and business visitors, to the use of all common facilities which constitute a part of the Building, subject to such reasonable rules and regulations relating to such use as Landlord may from time to time establish. Common facilities located within the Building include any building lobby, elevators, rest rooms, stairways and stairwells, elevator lobbies and all common entrances, corridors, passageways and serviceways which are not located within the Premises of Tenant or the premises of another tenant of the Building. Common facilities located outside of the Building include landscaping, hardscaping and any fountains adjacent to the Building, a parking structure (the "Building Parking Structure"), all sidewalks, driveways, vehicle and pedestrian entrances and accessways, loading docks, truck tunnels, truck parking and truck turn-around areas, vehicle and pedestrian ramps serving the Building and any pedestrian walkway connecting the Building and the Building Parking Structure. Landlord may make changes at any time and from time to time to the common facilities, without any liability to Tenant, and no such change shall entitle Tenant to any abatement of rent. Landlord shall at all times have the sole and exclusive control of the common facilities. To the extent that any common facilities located outside of the Building are maintained jointly or for the common benefit of Landlord and the owners of adjacent structures, (i) Tenant's non-exclusive right of use of such common facilities shall be in common with Landlord, other tenants and occupants of and visitors to the Building and the owners, tenants, occupants of and visitors to such other structures and (ii) Operating Expenses for purposes of Paragraph 3 shall include only that portion of the operating expenses of such common facilities as are allocated to the Building from time to time by agreement among Landlord and the owners of such other structures.

     Tenant shall keep all common facilities free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations and shall not conduct an assembly on the common facilities without Landlord's prior consent. Nothing herein shall affect the right of Landlord at any time to remove any persons not authorized to use the common facilities or to prevent the use of such facilities by unauthorized persons. Landlord reserves the right, from time to time, to (A) make alterations in or additions to the common facilities, including without limitation, constructing new structures or changing the location, size, shape and/or number of the driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscape areas and walkways, (B) close temporarily any of the common facilities of the Building for maintenance purposes as long as reasonable access to the Premises remains available, (C) designate property to be included in or eliminate property from the common facilities of the Building, and (D) use the common facilities of the Building while engaged in making alterations in or additions or repairs to the Building.

     Tenant shall purchase nine (9) reserved parking contracts for parking under the Building during each month of the term of this Lease at prevailing rates as established from time to time and pursuant to the Parking Agreement attached hereto as Exhibit "E." All agreements by Tenant and Tenant's employees for monthly usage of spaces shall be made directly with the operator of the Building Parking Structure. Tenant's parking rights are personal to Tenant as originally named herein and such rights may not be sublet or assigned to any other person or entity.

     33.  SUCCESSORS AND ASSIGNS

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     34.  BROKERS

     Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker(s) named in Item 10 of the Basic Lease Provisions, if any, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to such named broker(s), but only at such time(s) and in such amount(s) as are agreed in writing between Landlord and such broker. Tenant agrees to pay and hold Landlord harmless from and defend Landlord against any cost, expense or liability for any compensation claimed by any broker, finder or agent employed or claiming to have been employed by Tenant in connection with this Lease or with the negotiation of this Lease. Landlord and Tenant acknowledge that payment shall not be a condition precedent to recovery upon the foregoing indemnification provision.

     35.  NAME

     Tenant shall not, without the written consent of Landlord, use the name, insignia or logotype of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such name, insignia and/or logotype. Furthermore, Tenant shall not use any picture of the Building in its advertising, stationery or in any other manner. Tenant shall, when referring to the Building, refer to the Building by the name or address assigned thereto, from time to time, by Landlord and shall refer to its location as "The Offices of South Coast Plaza." References to the Building and its location shall not be made by Tenant in any other manner. Landlord expressly reserves the right, in its sole and absolute discretion, at any time to change the name, insignia, logotype or street address of the Building without in any manner being liable to Tenant.

     36.  EXAMINATION OF LEASE

     Submission of this instrument for examination, negotiation or signature by Tenant does not constitute an offer to lease or a reservation of the Premises for Tenant or an option for Tenant to lease the Premises, and it is not effective as a Lease or otherwise until at least one counterpart, duly executed by authorized persons of Landlord and Tenant, has been delivered to each party thereto. Without limiting the generality of the foregoing, Tenant acknowledges that this Lease and any material amendments hereto are subject to the approval of Landlord's lender with respect to the Building. Promptly upon execution of this Lease by Tenant, Landlord shall submit the same to its lender for approval. Delivery by Landlord to Tenant of a copy of this Lease or of any amendment hereto fully executed by Landlord and Tenant shall constitute notice to Tenant that Landlord has obtained the approval of its lender with respect to this Lease or such amendment.

     37.  INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE

     (a) Any amount due from one party to another under this Lease which is not paid when due shall bear interest at the lesser rate ("Interest Rate") of (i) the rate publicly announced from time to time, by the largest (as measured by deposits) state chartered bank operating in California, as its Prime Rate or its Reference Rate or other similar benchmark, plus four percent (4%), or (ii) the maximum rate per annum permitted by law, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure any default under this Lease. Such rate shall remain in effect after the occurrence of any breach or default hereunder to and until payment of the entire amount due.

     (b) In the event Tenant is more than ten (10) days late in paying any installment of rent due under this Lease, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent installment of rent upon Landlord sending Tenant a notice advising of its election to assess a late charge pursuant to this Section 37(b), provided that in no event shall the amount of such late charge be less than One Hundred Dollars ($100.00). The parties agree that it would be impractical or extremely difficult to fix Landlord's actual damages due to a late payment by Tenant and that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment of rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671. The parties further agree that the payment of late charges and the payment of interest provided for in subparagraph (a) above are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments. It is understood that the payment of any late charge by Tenant and the acceptance thereof by Landlord shall not be deemed a waiver by Landlord of its rights regarding any default by Tenant under this Lease.

     (c) After the second late payment in any calendar year, in addition a to all of its other remedies, Landlord shall have the option to require that (i) beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly, three (3) months in advance and/or (ii) to require the payment of a security deposit equal to three
(3) months rent (Basic Annual Rent and Additional Rent).

     (d)  Should Tenant deliver to Landlord, at any time during the term, two
(2) or more insufficient checks, Landlord may require that all monies then and thereafter due from Tenant be paid to Landlord by cashier's check.

     38.  TIME

     Time is of the essence of this Lease with respect to the performance of every provision of this Lease in which time of performance is a factor.

     39.  DEFINED TERMS AND MARGINAL HEADINGS

     The words "Landlord" and "Tenant" as used herein shall each include the plural as well as the singular and, when applicable, shall refer to actions taken by their respective representatives. If more than one person is named as Tenant the obligations of such persons are joint and several. The headings to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretations of any part hereof.

     40.  PRIOR AGREEMENTS; SEPARABILITY

     This Lease and the exhibits and any addenda hereto contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest, and consented to in writing by any lender designated by Landlord holding a secured interest in the Building. No verbal agreement or implied covenant shall be held to vary the terms hereof, any statute, law or custom to the contrary notwithstanding. No employee or agent of Landlord shall have authority, by letter, memorandum or other written communication, to amend, vary or delete any provision of this Lease or any exhibit hereto, unless such written instrument bears the signature of Landlord. If any term or provision of this Lease the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder shall be held invalid, illegal or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     41.  TRAFFIC AND ENERGY MANAGEMENT

     (a) Tenant and its employees shall comply with South Coast Air Quality Management District Rule 2202 (formerly known as Regulation 15) and any other environmental regulation and/or program now or hereafter applicable to the Building. Landlord and Tenant agree to cooperate and use their good faith reasonable efforts to participate in governmentally mandated and voluntary traffic management programs generally applicable to businesses located in Costa Mesa, California or to the Building and, initially, shall encourage and support van and car pooling by office workers and service employees and shall encourage and support staggered and flexible working hours for employees to the fullest extent permitted by the requirements of Tenant's business. Neither this Paragraph nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

     (b) Landlord and Tenant agree to cooperate and use their best efforts to comply with any and all guidelines or controls imposed upon either Landlord or Tenant by federal or state governmental organizations or by any energy conservation association to which Landlord is a party concerning energy management.

     (c) All costs, fees and assessments and other charges paid by Landlord to any governmental authority or voluntary association in connection with any program of the types described in this Paragraph, and all costs and fees paid by Landlord to any governmental authority, voluntary association or third party pursuant to or to implement any such program, shall be included in Operating Expenses for the purpose of Paragraph 3, whether or not specifically listed in such Paragraph. Any breach by Tenant of any of its covenants in this Paragraph 41 may result in penalties or fees being assessed against Landlord or the Building. These penalties or fees shall not be part of Operating Expenses but instead shall be payable by Tenant on demand of Landlord.

     42.  CORPORATE/PARTNERSHIP/TRUST AUTHORITY

     Each individual executing this Lease on behalf of Landlord and Tenant represents and warrants that the execution and delivery of this Lease on behalf of the party for whom such person is executing is duly authorized, that he or she is authorized to execute and deliver this Lease and that this Lease is binding upon such party in accordance with its terms. If Tenant is a corporation, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant or any executive committee thereof authorizing or ratifying the execution of this Lease. Failure of Tenant to provide such resolution shall not, however, relieve Tenant of its obligations pursuant to this Lease. If Tenant is a partnership or trust, Tenant shall deliver those certificates or written assurances from the partnership or trust as Landlord may reasonably request.

     43.  NO LIGHT, AIR OR VIEW EASEMENT

     Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease, abate any payment owed by Tenant under the Lease, or otherwise impose any liability on Landlord.

     44.  NON-DISCLOSURE OF LEASE TERMS

     Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents, real estate brokers and sales persons and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction. Provided, however, that Landlord may disclose the terms hereof to any lender now or hereafter having a lien on Landlord's interest in the Building or any portion thereof, and either party may disclose the terms hereof to its respective attorneys, independent accountants who review its respective financial statements or prepare its respective tax returns, to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublessee or assignee of Tenant), to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry and in connection with any action brought to enforce the terms of this Lease, on account of the breach or alleged breach hereof or to seek a judicial determination of the rights or obligations of the parties hereunder.

///

///

     45.  FORCE MAJEURE

     Except as otherwise provided in this Lease, any covenants, conditions, provisions or agreements on the part of Landlord or Tenant to perform any act or thing for the benefit of the other party shall not be deemed breached if the party from whom performance is required is unable to furnish or perform the same by virtue of a strike, lockout, or labor trouble, fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, action, restrictions, limitations or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, inability to obtain necessary materials, goods, equipment, services, utilities or labor, or any other similar cause (other than a lack of funds or capital) beyond the reasonable control of the party from whom performance is required (each, a "Force Majeure Event"), nor shall Tenant's rent be abated by reason of such inability on the part of Landlord. Whenever under the provisions of this Lease, either party is required or agrees to take certain actions, the obligation of the party from whom performance is required shall be deemed fulfilled if such party causes such action to be taken by any other person. Except as otherwise expressly provided in this Lease, any Force Majeure Event shall excuse the performance of such party for a period equal to the duration of such prevention, delay or stoppage; provided, however, in no event shall financial incapacity excuse the performance of either party and no such events shall excuse or delay the payments required of either party hereunder except as specifically permitted under this Lease.

     46.  MISCELLANEOUS

     (a) At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within five (5) days after written demand from Landlord to Tenant, any quitclaim deed or other document which may be reasonably requested by any reputable title insurance company to remove this Lease as a matter affecting title to the Premises on a preliminary title report or title policy issued with respect to the Building.

     (b) Tenant acknowledges that the exterior demising walls of the Premises and the area between the finished ceiling of the Premises and the slab of the Building floor thereabove have not been leased to Tenant and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises are hereby reserved by Landlord.

     (c) All amounts payable hereunder shall be paid in lawful money of the United States which shall be legal tender at the time of payment. When no other time is stated herein for payment, payment of any amount due from Tenant to Landlord hereunder shall be made within ten (10) days after Tenant's receipt of Landlord's invoice or statement therefor.

     (d) Tenant shall, upon written request by Landlord, amend this Lease in any manner reasonably requested by any actual or prospective ground lessor of or lender to Landlord, provided that any such amendment shall not materially impair any rights or remedies of Tenant hereunder.

     (e) LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF CALIFORNIA. EACH PARTY EXPRESSLY AND KNOWINGLY WAIVES AND RELEASES ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE.

     ___________________        _________________
     Landlord's Initials        Tenant's Initials

     (f) This Lease may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     (g) This Lease shall be strictly construed neither against Landlord nor Tenant.

     (h) Neither this Lease nor any memorandum hereof shall be recorded by either Landlord or Tenant.

     (i) The obligations of the indemnifying party under each and every indemnification and hold harmless provision in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (i) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provisions or (ii) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred.

     (j) In no event shall the review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease be deemed to be an approval of, or representation or warranty as to, the adequacy, accuracy, sufficiency or soundness of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord shall be for the sole purpose of protecting Landlord's interests in the Building under this Lease, and no third parties shall have any rights pursuant thereto.

     (k) The obligations of Landlord herein are intended to be binding only on the property of the entity acting as Landlord and shall not be personally binding, nor shall any resort be had to the private properties of the general partners thereof or any employee or agent of Landlord. Subject to the provisions of Paragraph 18 to the contrary, any lien obtained to enforce any judgment obtained by Tenant against Landlord and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust to which Paragraph 18 applies or may apply.

     47. GUARANTY - INTENTIONALLY OMITTED

     48. ADDENDA

     The provisions in this Paragraph 48 shall supersede and override any other provision in this Lease to the extent the same are inconsistent.

         48.1  INTENTIONALLY OMITTED

         48.2  ADDITIONAL RENT

         (a) Notwithstanding the provisions of Paragraph 3(c) above, for the purposes of interim adjustments of Additional Rent payments, all increases in Operating Expenses shall be netted against all decreases in Operating Expenses and only the net increase, if any, in Operating Expenses shall be used as the basis for an increase in Tenant's monthly payments on account of Additional Rent.

         (b) Notwithstanding anything to the contrary contained in this Lease, Operating Expenses shall not include:

               (i)   Any ground lease rental.

               (ii) Costs of capital improvements and equipment other than as specifically permitted pursuant to Paragraph 3(d).

               (iii) Costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance proceeds or any other third party.

               (iv) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupant improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building.

               (v) Marketing costs including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building.

               (vi) Expenses incurred by Landlord in providing services or benefits to other tenants, where such services or benefits are not provided to Tenant or where such services are provided to Tenant on a direct charge basis while provided to such other tenants with the cost thereof included in Operating Expenses.

               (vii) Costs incurred by Landlord in disputes between Landlord and other tenants or Tenant or in enforcing the terms of particular leases.

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

          (viii) Overhead and profit increment paid by Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Building to the extent the same exceeds the costs of such goods and/or services available from unaffiliated third parties on a competitive basis.

          (ix) Interest, principal, points and fees on debt and amortization on any mortgage or mortgages or any other debt instrument encumbering the Building, except as permitted for capital improvements pursuant to Paragraph 3(d).

          (x) Landlord's general corporate overhead and general and administrative expenses.

          (xi) To the extent any other occupant of the Building receives Additional Services and is not charged for such Additional Services on the same basis as Tenant, then the cost of providing such Additional Services shall not be included in Operating Expenses and Section 10(j) shall not, under those circumstances only, be applicable with respect to any payments received by Landlord in connection with the providing of those particular Additional Services to that particular occupant.

          (xii) Costs incurred in connection with upgrading the Building other than the Premises to comply with handicap, life, fire and safety codes, ordinances, statutes or other laws in effect prior to the date hereof, including, without limitation, the ADA, including penalties or damages incurred due to such non-compliance.

          (xiii) Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments and/or to file any tax or informational returns when due.

          (xiv) Costs arising from latent defects in the Building or Building improvements installed by Landlord or the repair of such latent defects.

          (xv) Costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants.

     (c) For the purposes of determining Operating Expenses pursuant to Paragraph 3, the following shall pertain:

          (i) The premiums paid by Landlord for earthquake insurance with respect to the Building, if Landlord elects to purchase such coverage, shall be included in Operating Expenses as provided in Paragraph 3(d). Similarly, amounts paid by Landlord for repairs (other than capital expenses resulting from a casualty or an earthquake) or to settle claims as the result of coverage deductibles maintained by Landlord shall also be included in Operating Expenses.

          (ii) Operating Expenses shall include all increases in real property taxes and assessments with respect to the Building, from whatever source arising.

          (iii) Operating Expenses shall include a management fee equal to the lesser of three percent (3%) of all revenues received from the Building, on a per annum basis, or such lesser fee as is actually paid by Landlord to a third party for management of the Building. Such fee shall be included in Operating Expenses whether or not Landlord retains a professional management company for the Building. If the Building is managed by Landlord rather than a third party, the management fee included in Operating Expenses shall be three

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------
percent (3%) of gross revenues from the Building or such lesser fee as Landlord elects to charge to the Building.

          48.3  HAZARDOUS MATERIALS

          (a) To the best of Landlord's knowledge, no Hazardous Materials, as defined in Paragraph 9, were incorporated into the Building in the construction thereof in violation of any Hazardous Materials Laws.

          (b) Landlord shall indemnify, protect, defend (with legal counsel acceptable to Tenant in its subjective, good faith judgment) and hold harmless Tenant and Tenant's Agents from and against any and all H.M. Claims incurred by such indemnified persons, or any of them, in connection with, or as the result of (A) the presence, Use or disposal of any Hazardous Materials into or about the Building, or the transportation of any Hazardous Materials to or from the Building, by Landlord or its Agents; (B) any injury to or death of persons or damage to or destruction of property resulting from the presence, Use or disposal of any Hazardous Materials into or about the Building, or the transportation of any Hazardous Materials to or from the Building, by Landlord or its Agents; (C) any violation of any Hazardous Materials Laws by Landlord; and (D) any failure by Landlord or its Agents to observe the foregoing covenants of this Paragraph 48.3(b). Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision. For purposes of these indemnification provisions, any acts or omissions of Landlord, or Landlord's Agents (regardless of whether they are negligent, intentional, willful or unlawful) shall be strictly attributable to Landlord. Landlord's obligations hereunder shall be as provided in Paragraph 14 and shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary testing, investigation, studies, reports, repair, clean-up, detoxification or decontamination of the Building, and the preparation and implementation of any closure, removal, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. In the event of any foreclosure, deed in lieu of foreclosure or other transfer of the Building to Landlord's first mortgagee, this indemnity and Paragraph 48.3(b) are hereby deleted from the Lease and are without force as to such mortgagee. However, Landlord's mortgage and any purchaser at any foreclosure sale or similar transfer of the Building will: (i) comply at all times with all applicable Hazardous Materials Laws, and (ii) will remediate or clean-up, as applicable, in accordance with Hazardous Materials Laws all Hazardous Materials which interfere with or prevent Tenant's use or occupancy of or access to the Premises and which are not caused by Tenant, its agents, employees and contractors.

          48.4  RULES AND REGULATIONS

          Landlord shall not change, revise or enforce the Rules and Regulations of the Building attached to this Lease in any unreasonable way, nor shall Landlord enforce or change the Rules and Regulations in a discriminatory manner or in such a way so as to interfere with Tenant's use of the Premises as permitted under Paragraph 11 of the Basic Lease Provisions. Landlord further agrees that nothing in the use restrictions of this Lease or such Rules and Regulations shall be used to prohibit the conduct of any business from the Premises permitted by such Basic Lease Provision. If any other tenant or occupant of the Building fails to comply with the Rules and Regulations for the Building, and such noncompliance unreasonably interferes with Tenant's use of the Premises, Landlord shall use reasonable efforts to make such other tenant or occupant comply with the Rules and Regulations. In the event the terms and provisions of this Lease conflict with the Rules and Regulations, the conflicting provisions of the Lease shall control.

          48.5  RIGHT TO TERMINATE; BONUS VALUE

          (a) In the event that Tenant is notified that, within twelve (12) months after either: (i) damage or destruction of the Building, the Building Parking Structure and or Premises or any part thereof so as to materially interfere with or prevent Tenant's use of the

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

Premises, the Building Parking Structure and/or the common areas of the Building, or (ii) the taking of the Premises, the Building Parking Structure and/or the common areas of the Building or any part thereof so as to materially interfere with or prevent Tenant's use of the Premises, the Building Parking Structure and/or the common areas of the Building by eminent domain or exercise of other governmental authority, or (iii) the inability of Landlord to provide services to the Premises, the Building Parking Structure and/or the common areas of the Building so as to materially interfere with or prevent Tenant's use of the Premises, the Building Parking Structure and/or the common areas of the Building, or (iv) any discovery of Hazardous Materials in, on or about the Premises, the Building Parking Structure, the Building and/or the Site not placed in, on or about the Premises, Site and/or the Building by Tenant, that does, considering the nature and amount of the substances involved, materially interfere with or prevent Tenant's use of the Premises (or, as determined by a governmental or quasi-governmental agency having jurisdiction, present a health risk to any occupants of the Premises) (each of the items set forth in provision
(a)(i), (ii), (iii) and (iv) being referred to herein as a "Trigger Event"), Tenant cannot be given reasonable use of, and access to, a fully repaired, restored and safe and healthful Premises, Building Parking Structure and common areas of the Building (except for minor "punch-list" items which will be repaired promptly thereafter), and the utilities and services pertaining to the Building and Premises, all sufficient for the efficient conduct of Tenant's business therefrom, then Tenant may elect to terminate this Lease upon ten (10) days' written notice sent to Landlord at any time within a period of forty-five
(45) days following Tenant's notification that it is extremely unlikely that Tenant will be given the reasonable use of, and access to, a fully repaired and restored and safe and healthful Premises within twelve (12) months after the occurrence of a Trigger Event. Within sixty (60) days of any Trigger Event, Landlord shall give Tenant notice of Landlord's good faith estimate of the amount of time that will be required to give Tenant the reasonable use of and access to a fully repaired and restored and safe and healthful Premises.

          (b) In the event of any Trigger Event during the last year of the Lease Term or should Tenant be prevented from using, and not use, the Premises for its normal business operations for thirty (30) consecutive days due to the occurrence of (i), (ii), (iii), or (iv) above, Tenant may elect to terminate this Lease upon ten (10) days' written notice sent to Landlord following the occurrence of (i), (ii) or (iii), and/or (iv) above and prior to the elimination of such problem.

          (c) In the event that the entire Premises or such portion thereof as shall result in a termination of this Lease pursuant to Paragraph 15 shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant, after the payment in full of any first mortgage lien secured by the Building, shall have the right to recover from the condemning authority one hundred percent (100%) of the "Bonus Value" of the leasehold estate pursuant to this Lease. For the purposes of this provision, "Bonus Value" shall mean the difference between the rent then payable pursuant to this Lease and the rate established by the condemning authority as an award for condemnation purposes (but only if higher than the rent then payable pursuant to this Lease). Tenant shall also be entitled to recover from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's property, chattels or trade fixtures, or attributable to Tenant's relocation expenses.

          48.6  ASSIGNMENT AND SUBLETTING

          Notwithstanding anything to the contrary contained in Paragraph 16 of the Lease:

          (a) The time period for Landlord to act pursuant to Paragraph 16(e) (Tenant's written request for a consent shall be deemed the first (1st) notice) shall be not more than ten (10) business days after receipt by Landlord of the last of the information provided for in Paragraph 16(c). If Landlord fails to act pursuant to Paragraph 16(e) within three (3) days after receiving a second
(2nd) notice from Tenant, Landlord shall be deemed to have granted its approval.

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

     (b) Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant or Tenant's parent or Tenant's subsidiary shall not be deemed an assignment or subletting provided that such parent, subsidiary or affiliated companies were not formed as a subterfuge to avoid the obligation of this Paragraph 48.6. Furthermore, without limiting the generality of the foregoing, Tenant may assign this lease at any time, or sublease all or part of the Premises, without receipt of Landlord's consent, to any entity which acquires all or part of Tenant, or which is acquired in whole or in part by Tenant, or which is controlled directly or indirectly by Tenant, or which entity controls, directly or indirectly, Tenant (any such party hereinafter referred to as an "affiliate"), or which owns or is owned by the affiliate, so long as such transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease. In connection with any transaction of the type described in this Paragraph 48.6(b):

          (i) Any sublease shall be subject to all of the terms and provisions of this Lease and shall be terminable by Landlord upon the expiration or any earlier termination of this Lease, including a termination by mutual agreement of Landlord and Tenant.

          (ii) In connection with any such assignment, the assignee shall, within ten (10) days after receipt of written request from Landlord, execute and deliver to Landlord a written assumption of the obligations of Tenant pursuant to this Lease accruing from and after the effective date of the assignment and in form and substance reasonably satisfactory to Landlord.

          (iii) No such assignment or subletting shall release Tenant from any of the obligations of the tenant hereunder, whether accruing prior to or subsequent to the effective date of such transaction.

          (iv) No such transaction shall be accompanied by a change in use from that permitted pursuant to Paragraph 11 of the Basic Lease Provisions.

          (v) Within ten (10) days after the effective date of such transaction, Tenant shall notify Landlord in writing of such occurrence, the effective date thereof, the name of the assignee or subtenant, any change in the addresses for notice pursuant to this Lease and the facts which bring such transaction within the scope of this Paragraph 48.6(b).

     (c) As a condition to Landlord's consent to any assignment or sublease, Tenant shall pay Landlord, as additional Basic Annual Rent, fifty percent (50%) of any Profits (as defined below) actually received by Tenant pursuant to such approved assignment or sublease. Whenever Landlord is entitled to share in any excess income resulting from an assignment or sublease of the Premises, the following shall constitute the definition of "Profits": the gross revenue received from the assignee or sublessee during the sublease term or during the assignment, with respect to the space covered by the sublease or the assignment ("Transferred Space") less: (a) the gross revenue paid to Landlord by Tenant during the period of the sublease term or during the assignment with respect to the Transferred Space; (b) any improvement allowance or other economic concession (planning allowance, moving expenses, etc.), paid by Tenant to sublessee or assignee; (c) brokers' commissions; (d) attorneys' fees; or (e) costs of advertising the space for sublease or assignment; provided, however, under no circumstance shall Landlord be paid any Profits until Tenant has recovered all the items set forth in subparts (a) through (e) for such Transferred Space, it being understood that if in any year the gross revenues, less the deductions set forth in subparts (a) through (e) above (the "Net Revenues"), are less than any and all costs actually paid in assigning or subletting the affected space (collectively "Transaction Costs"), the amount of the excess Transaction Costs shall be carried over to the next year and then deducted from Net Revenues with the procedure repeated until a Profit is achieved.

     48.7 INTENTIONALLY OMITTED

     48.8 NOTICE; CUMULATIVE REMEDIES

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

     All references to "notice" shall mean written notice given in compliance with Paragraph 24 of this Lease. No remedy or election provided, allowed or given by any provision of this Lease shall be deemed exclusive unless so indicated, but shall, whenever possible, be cumulative with all other remedies in law or equity.

          48.9  EXPANSION SPACE

     Tenant shall expand the size of the Premises to include the balance of the space on the sixth (6/th/) floor of the Building as of the date upon which such space is delivered to Tenant by Landlord (the "Expansion Space Commencement Date") pursuant to the terms hereof. The parties estimate that the Expansion Space Commencement Date shall be September 6, 2001 (the "Target Date"). In connection therewith, it is understood and agreed that Landlord may deliver the Expansion Space to Tenant as early as three (3) months prior to the Target Date or as late as six (6) months after the Target Date.

     (a)  Lease of Expansion Space. Landlord hereby leases to Tenant, and Tenant
          ------------------------
hereby hires from Landlord, upon the terms and conditions set forth in this Paragraph 48.9, that certain space in the Building located on the sixth (6th) floor which contains two thousand six hundred eighty-two (2,682) square feet of Rentable Area (the "Expansion Space") as depicted on Exhibit "A-4" attached hereto and made a part hereof. The term of the Lease with respect to the Expansion Space shall commence upon the Expansion Space Commencement Date and shall terminate on the same date as for the Premises. Within thirty (30) days following the Expansion Space Commencement Date, Landlord and Tenant shall execute a supplemental agreement, in letter form, setting forth the Expansion Space Commencement Date. All terms and conditions of the Lease shall apply to the Expansion Space as modified by this Amendment. The Premises and Expansion Space are sometimes hereinafter referred to as the Premises.

     (b)  Payment of Rent. Basic Annual Rent for the Expansion Space shall be as
          ---------------
follows:

          (i) From and after the earlier of (A) ninety (90) days following the Expansion Space Commencement Date or (B) upon Tenant's occupancy of the Expansion Space for the conduct of its usual business activities, Basic Annual Rent for the Expansion Space shall be at the same rate per square foot of Rentable Area as is then and thereafter applicable to the Premises.

          (ii) In addition, Tenant shall continue to pay all Additional Rent provided for in the Lease and after the Expansion Space Commencement Date such Additional Rent shall be based upon the Rentable Area of the Premises including the Expansion Space or 19,048 square feet of Rentable Area.

          (iii) Tenant shall, on or before the Expansion Space Commencement Date, provide Landlord with an additional Security Deposit in the amount of $3,555.67 to bring the total Security Deposit to $59,348.80.

     (c)  Improvements to the Expansion Space.  Landlord shall have no
          -----------------------------------
construction obligation concerning the Expansion Space and Tenant shall accept the Expansion Space in its then current "AS-IS" condition. The foregoing notwithstanding, in the event that within six (6) months of the Expansion Space Commencement Date, Tenant elects to undertake renovations to the Expansion Space, Landlord shall reimburse Tenant for its expenses incurred directly in connection with the physical renovation of the Expansion Space in an amount not to exceed $10,825.00 (based upon 2,165 square feet of Usable Area and an allowance of $5.00 per square foot) (the "Allowance"). The Allowance shall be paid in whole or in part based upon paid receipts provided to Landlord by Tenant for improvements to the Expansion Space together with such other reasonable documentation as may be requested by Landlord.

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

   (d)    Modifications to Original Lease.  From and after the Expansion Space
          -------------------------------
Commencement Date, Tenant shall hold and occupy the Premises including the Expansion Space upon all of the terms and conditions of the Lease as hereby amended, except that:

          (i) The following Basic Lease Provisions of the Lease shall be amended to read, in their entireties, as follows:

          "2.   Rentable Area:                 19,048 square feet

          3.    Expense Percentage:            6.4023%

          4.    Initial Basic Annual Rent:     $476,200.00 ($25.00 per
                                               square foot of Rentable Area)

          5.    Initial Monthly Basic Rent     $39,683.33 (approximately $2.08
                Installments:                  per square foot of Rentable Area)

          9.    Security Deposit:              $59,348.80

          All portions of the Basic Lease Provisions of the Lease not specifically restated in this Paragraph shall remain in their original forms set forth in the Lease, and shall apply, except where superseded by the provisions of this Paragraph 48.9, to both the Premises and the Expansion Space or pursuant to the Lease."

          (ii) Basic Lease Provisions 2, 3, 4, 5, 8 and 9 of the Lease as originally drafted shall have no application to the Expansion Space.

          (iii) The Basic Annual Rent and Additional Rent with respect to the Expansion Space shall be as provided in Paragraph (b) above.

   48.10  NON-DISTURBANCE

          (a) Concurrently with their execution of this Lease, Landlord and Tenant shall execute and acknowledge a subordination, non-disturbance and attornment agreement in the form (the "Subordination Agreement") attached hereto as Exhibit "G." Promptly following the execution and delivery of this Lease, Landlord shall submit the Subordination Agreement to the ground lessors, mortgage holders or lien holders for the Building (each a Superior Mortgagee") along with an executed copy of this Lease. Landlord will use good faith efforts to provide Tenant with the Subordination Agreement fully executed by such Superior Mortgagee. Said Subordination Agreement shall be in recordable form and may be recorded at Tenant's election and expense.

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

                                 EXHIBIT "A-1"

                           FLOOR PLAN(S) OF PREMISES



                     [FLOOR PLAN OF PREMISES APPEARS HERE]





                                                    ----------------------------
                                                       Landlord's       Tenant's
                                                        Initials        Initials
                                                    ----------------------------


                                                    ----------------------------

                                 EXHIBIT "A-2"

                             PLOT PLAN OF BUILDING


                     [PLOT PLAN OF BUILDING APPEARS HERE]






                                                    ----------------------------
                                                       Landlord's       Tenant's
                                                        Initials        Initials
                                                    ----------------------------


                                                    ----------------------------

                                 EXHIBIT "A-3"

                                 RENTABLE AREA

     The term "Rentable Area" as used in the lease to which this exhibit is attached (the "Lease") shall mean:

       As to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as a "Single Tenant Floor"), Rentable Area attributable to such lease shall be the total of
(i) the entire area bounded by the inside surface of the four exterior glass walls (or the inside surface of the permanent external wall(s) where there is no glass) on such floor, including, all areas used for elevator lobbies, corridors, special stairways, or elevators, rest rooms, mechanical rooms, electrical rooms and telephone closets, without deduction for columns and other structural portions of the Building or vertical penetrations that are included for the special use of the tenant of such floor, (ii) a pro rata portion of any Building lobby and (iii) any covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building and the area occupied by any mechanical, heating, ventilating and air conditioning equipment which serves the Building but which is located outside thereof which bears the same proportion to the total area of such common facilities as the Rentable Area of such Single Tenant Floor bears to the Rentable Area of the Building (excluding such common facilities), but excluding one half of the area contained within the exterior walls of the Building stairs, and excluding fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

       As to each floor of the Building on which space is or will be leased to more than one tenant, Rentable Area attributable to each such lease shall be the total of (i) the entire area included within the premises covered by such lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall(s) where there is no glass) of the Building bounding such premises, the exterior of all walls separating such premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such premises from other areas leased or to be leased to other tenants on such floor, (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, rest rooms, mechanical rooms, electrical rooms and telephone closets situated on such floor, (iii) a pro rata portion of the Building lobby, and (iv) that portion of the covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building and the area occupied by any mechanical, heating, ventilating and air conditioning equipment which serves the Building but which is located outside thereof which bears the same proportion to the total area of such common facilities as the Rentable Area of such premises bears to the Rentable Area of the Building (excluding such common facilities), but excluding one half of the area contained within the exterior walls of the Building stairs, and excluding fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

       For the purposes of paragraphs (a) and (b) above, there shall be included in the covered or enclosed common facilities which constitute a part of the Building the central heating, ventilating and air conditioning plant which services the Building and any areas which would have been included in the Rentable Area of any floor of the Building if any architectural recesses on such floor had not been designed and, in lieu thereof, the exterior walls of the Building had been extended to the exterior walls of adjacent floors which have no recesses.

       The Rentable Area of the Building shall be deemed to be 338,070 square feet for purposes of this Lease. The ancillary retail area of the Building shall be deemed to be 24,893 square feet of Rentable Area for purposes of this Lease. Therefore, exclusive of the ancillary retail area, the Building shall be deemed to be 313,177 square feet of Rentable Area. The Rentable Area contained within the Premises let pursuant to the Lease initially shall be the number of square feet set forth in Item 2 of the Basic Lease Provisions.

                                                        ------------------------
                                                         Landlord's    Tenant's
                                                          Initials     Initials
                                                        ------------------------


                                                        ------------------------

       Prior to the Commencement Date, and from time to time thereafter at Landlord's option, Landlord's architect may determine and certify in writing to the Tenant and Landlord the actual Rentable Area of the Premises which such determinations and certifications shall be conclusive, and thereon Tenant's Expense Percentage and Basic Annual Rent under the Lease shall be adjusted accordingly.



                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

                                 EXHIBIT "A-4"

                                Expansion Space


                                    [CHART]






                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

                                  EXHIBIT "B"

                             INTENTIONALLY OMITTED






                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

     1. The sidewalks, entrances, lobby, passages, courts, elevators, vestibules, stairways, corridors and halls of the Building shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, lobby, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities in the Building. Neither Tenant nor any employee of Tenant shall go upon the roof of the Building without the prior written consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord's standard blinds. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without the written consent of Landlord. No hanging planters, television sets or other objects shall be attached to or suspended from the ceiling by any tenant without the prior written consent of Landlord.

     3. Except as provided in Paragraph 30 of the Lease, no sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on, about or from any part of the Premises or the Building without the prior written consent of Landlord. If Landlord shall have given such consent at the time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stoppage to Tenant. Interior signs on doors and directory tablets shall be inscribed, painted or affixed for Tenant by Landlord at Tenant's expense, and shall be of a size, color, material and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the names and locations of tenants only and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

     4. The windows and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. Tenant shall see that the windows, transoms and doors of the Premises are closed and securely locked before leaving the Building and must observe strict care not to leave windows open when it rains. Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing blinds when the sun's rays fall directly on the windows of the Premises. Tenant shall not tamper with or change the setting of any thermostats or temperature



                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------
control valves installed by Landlord. All lights in Tenant's premises shall be turned off at night and on weekends and holidays when such premises are not in use.

     5. The toilet rooms, water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of whose servants, employees, agents, visitors or licensees shall have caused the same.

     6. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings or painting or wood staining of fixtures or equipment shall be permitted, except with the prior written consent of Landlord and only as Landlord may direct. The location of telephone boxes, call boxes and other equipment affixed to any premises shall be subject to Landlord's approval.

     7. No bicycles, vehicles, birds or animals of any kind, other than those assisting handicapped persons, shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by Tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and its employees shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. Tenant shall not cause or permit any unusual or objectionable odors to be produced or permeate from its Premises.

     8. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco (including a cigarette vending machine for use by Tenant's employees) in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for Tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     9. Tenant shall not make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down the passageways.

     10. No Tenant, or subtenant or assignee of Tenant, if any, nor any of their servants, employees, agents, visitors or licensees shall at any time bring or keep upon any premises any inflammable, combustible or explosive fluid, chemical or substance except common office products in reasonable quantity (e.g., copy toner).

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Tenant must, upon the termination of its tenancy, restore to Landlord all keys to stores, offices, and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by any lost key if Landlord shall deem it necessary to make such changes.

     12. All removals, and the carrying in or out of any safes, freight, furniture, and bulky matter of any description must take place during the hours which Landlord shall determine from time to time, and shall not be done without the express written consent of Landlord. The moving of safes and other fixtures and bulky matter of any kind must be done upon previous notice to the manager of the Building and under such person's supervision, and



                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------
the persons employed by Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight and other bulky articles to be brought into the Building and to exclude from the Building all safes, freight and other bulky articles which violated any of these Rules and Regulations or the Lease. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight. No tenant shall place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall be responsible for all damages occasioned by its movement into or out of the Building of any item described in this paragraph. All safes, freight and other bulky articles shall be taken into and removed from the Premises solely on the freight elevator of the Building and the freight loading and unloading areas adjacent thereto.

     13. Tenant shall not purchase spring water, ice, towels, janitorial or maintenance or other like services from any person or persons not approved by Landlord and only at hours and under regulations fixed by Landlord.

     14. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or the desirability of the Building as an office location. Upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     15. Landlord reserves the right to exclude from the Building from 6:00 p.m. to 8:00 a.m. on weekdays, after 12:00 noon on Saturdays and at all hours on Sunday and legal holidays all persons who are not known to the Building personnel and who do not present a pass to the Building approved by Landlord. Landlord will furnish passes to persons for whom Tenant requests the same in writing. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's good faith, reasonable opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of Tenant and the protection of the Building and the property in the Building, and no such action by Landlord shall entitle Tenant to any abatement of rent. Tenant shall observe all security regulations issued by Landlord and shall comply with all instructions and/or directions of Building personnel.

     16. Any persons employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the manager of the Building (but not as an agent or servant of such manager or of Landlord), and such tenant shall be responsible for all acts of such persons.

     17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress. Tenant shall not prop open or block open entrance doors to the Building, service doors to the Building or elevator doors.

     18. The requirements of tenants will be attended to only upon application to the Office of the Building. Employees of Landlord shall not perform any work outside of their regular duties except under special instructions from Landlord.

     19. Canvassing, soliciting, peddling and vending in the Building are prohibited and Tenant shall report any such activity to Landlord and otherwise cooperate to prevent the same. It is understood and agreed that Landlord may prohibit access to the Building by any solicitors, peddlers or vendors, including without limitation, food vendors at Landlord's discretion. Landlord reserves the right unto itself to license Building access to any such solicitors, peddlers and vendors.




                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

     20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord to absorb or prevent any vibration, noise and annoyance.

     21. No air-conditioning unit or other similar apparatus shall be installed or used by Tenant without the written consent of Landlord.

     22. There shall not be used in any space, or in the elevators and public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

     23. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord.

     24. The scheduling of any tenant move-ins shall be subject to the reasonable discretion of Landlord.

     25. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.

     26. The term "personal goods or services vendors" as used herein means persons who periodically enter the Building for the purpose of selling goods or services to Tenant, other than goods or services which are used by Tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services and shoe shining services. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order therein, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to Tenant or its employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

     27. It shall be the responsibility of each tenant to provide its employees with keys to its premises. Landlord will under no circumstances open any premises for any tenant or its employees.

     28. Smoking or carrying a lighted cigar, cigarette or pipe anywhere in the interior of the Building is prohibited. Smoking is also prohibited in the common areas of the Building, except for those specific areas designated in writing by Landlord. The location of such areas shall be determined by Landlord in its sole discretion. Landlord hereby reserves the right from time to time to designate substitute smoking areas within the common areas in its sole discretion.

     29. No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord. Landlord may waive any one or more of these rules for the benefit of a particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such rules against any or all tenants of the Building.



                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

                                  EXHIBIT "D"

                              TENANT'S CERTIFICATE

One Town Center Associates
695 Town Center Drive
Suite 600
Costa Mesa, CA 92626

Attn:  Property Management

Gentlemen:

     The undersigned does hereby state, declare, represent and warrant as follows:

     1. The undersigned tenant ("Tenant") has entered into a certain lease dated ___________________, 200_ (the "Lease") with One Town Center Associates, a California general partnership ("Landlord"). The Lease covers certain premises commonly known as Suite ___, 695 Town Center Drive, Costa Mesa, CA 92626 (the "Building") and more particularly described in the Lease (the "Premises").

     2. The Lease is in full force and effect and has not been modified, amended, supplemented or changed, except as set forth, if at all, on Exhibit "A" attached hereto and all provisions of the Lease and the modifications, amendments, supplements or changes set forth on Exhibit "A" attached hereto, if any, are hereby ratified by Tenant. If no amendments are described on Exhibit "A," then Tenant certifies that there are no amendments, modifications, supplements or changes to the Lease. Such Lease and any amendments described on Exhibit "A" constitute the entire agreement between Landlord and Tenant as to the leasing of the Premises.

     3. The commencement date of the Lease was ________________, 19__ (the "Commencement Date"). Basic Annual Rent and Additional Rent in the full amounts required by the Lease are payable from the Commencement Date except as set forth, if at all, on Exhibit "A." Basic Annual Rent and Additional Rent have been paid through _______________.

     4. Tenant has accepted possession of the Premises and is now in occupancy thereof.

     5. The terms of the Lease to be performed by Landlord through the date hereof have been fully satisfied, including without limitation, all improvement work to be performed by Landlord with respect to the Premises. Tenant acknowledges that such work has been completed in all respects. Landlord has fulfilled all of its duties of an inducement nature, and all required contributions by Landlord to Tenant on account of improvements by Tenant to the Premises have been paid and received.

     6. As of this date there are no defaults by Landlord pursuant to the Lease. Tenant has no defenses with respect to its obligations under the Lease and claims no setoff or counterclaim against Landlord.

     7. Basic Annual Rent and Additional Rent have not been paid in advance of the due dates therefor except as set forth, if at all, on Exhibit "A." A security deposit in the amount of $____________ is required by the Lease and has been deposited with Landlord. Basic Annual Rent and Additional Rent due through the date hereof have been paid in full except as set forth, if at all, on Exhibit "A."

     8. Tenant has not assigned its interest in the Lease or sublet the Premises or any portion thereof except as set forth, if at all, on Exhibit "A."



                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

     9. Tenant is not in violation of any of its obligations nor in breach of any of its covenants concerning the use of hazardous substances as provided for in the Lease.

     10. Tenant acknowledges that the Lease is subject to an assignment of Landlord's interest therein to Landlord's lender with respect to the Building, ________________________________ ("Lender"). In connection with such assignment,
Tenant acknowledges and agrees that:

          (a) Lender may rely upon the statements contained in this Certificate to the same extent as if this Certificate were addressed to Lender.

          (b) No amendments, modifications, supplements or changes to the Lease shall be effective without the written consent of Lender.

          (c) Upon receipt of written notice from the Lender, Tenant agrees to make all payments of Basic Annual Rent and Additional Rent thereafter coming due to Lender.

          (d) Tenant shall, in writing, notify Lender of any defaults by Landlord pursuant to the Lease which would entitle Tenant to cancel the Lease or to abate the rent payable thereunder. Such notice to Lender shall be given at the same time as notice is given to Landlord.

Dated:  ______________,  200__

                                  TENANT:

                                  By:     ____________________________

                                  Title:  ____________________________


                                  By:     ____________________________

                                  Title:  ____________________________




                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

                                  EXHIBIT "A"

1.  Amendments, modifications, supplements to Lease:  ______________________
    ________________________________________________________________________

(If None, so state)

2.  Rent Abatement:  _______________________________________________________
    ________________________________________________________________________

(If None, so state)

3.  Prepaid Rent:  _________________________________________________________
    ________________________________________________________________________

(If None, so state)

4.  Rent in Default:  ______________________________________________________
    ________________________________________________________________________

(If None, so state)

5.  Assignments and sublettings:  __________________________________________
    ________________________________________________________________________

(If None, so state)



                                                        ------------------------
                                                          Landlord's   Tenant's
                                                           Initials    Initials
                                                        ------------------------


                                                        ------------------------

                                  EXHIBIT "E"

                               PARKING AGREEMENT

     Subject to the parking entitlements, if any, set forth in the lease to which this Parking Agreement is attached (the "Lease"), and subject to availability, and further subject to compliance with the following Rules and Regulations, so long as the Lease remains in effect, Tenant or employees of Tenant shall be entitled, on a non-exclusive basis, to purchase parking contracts for spaces in the Building Parking Structure in an amount as determined by Landlord. The Building Parking Structure is depicted on Exhibit "A-2." All or part of any unreserved or unassigned parking spaces may be assigned to, made available to, or reserved by Landlord for other tenants or users of the Building, if Landlord determines that such action is necessary for orderly and efficient parking. Tenant shall pay a charge for the use of such parking contracts at the monthly rental rate established for same from time to time by Landlord or the Building Parking Structure operator. Tenant may validate visitor parking by such method(s) as Landlord or Landlord's parking operator may approve, at the validation rate from time to time generally applicable to visitor parking. Landlord expressly reserves the right to redesignate or modify any portion of the Building Parking Structure for other uses or to any extent.

     The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Building Parking Structure to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Landlord shall have no liability whatsoever for any damage to property or any other items located in the Building Parking Structure, nor for any personal injuries or death arising out of any matter relating to the Building Parking Structure, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look to their respective insurance carriers for payment of any losses sustained in connection with any use of the Building Parking Structure. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents.

     All persons utilizing the Building Parking Structure shall comply with this Parking Agreement, including any parker identification system(s) established by Landlord's parking operator. The following Rules and Regulations are in effect until Landlord notifies Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the Building Parking Structure as it deems necessary. Landlord may refuse to permit any person who violates this Parking Agreement to park in the Building Parking Structure. Any violation of this Parking Agreement shall subject the violator's car to removal from the Building Parking Structure at the violator's expense. Upon the termination of any person's parking privileges under this Parking Agreement, Tenant shall cause all parker identification devices supplied to such person by Landlord to be returned to Landlord.

                             RULES AND REGULATIONS

     1.   Building Parking Structure hours will be from 6:00 a.m. to 2:30 a.m.

     2. Cars must be parked entirely within the stall lines painted on the floor.

     3.   All directional signs and arrows must be observed.

     4.   The speed limit shall be 5 miles per hour.

     5.   Parking is prohibited:

          (a)  in areas not striped for parking,

          (b)  in aisles,

          (c)  where "no parking" signs are posted,

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

          (d)  on ramps,

          (e) in parking spaces marked as "reserved" for tenants other than Tenant,

          (f)  in cross hatched areas, or

          (g) in such other areas as may be designated by Landlord or Landlord's parking operator.

     6. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord. Such parking identification devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge payable by Tenant or a person designated by Tenant equal to the amount posted from time to time by Landlord for loss of any parking sticker.

     7. The monthly charge for rental of a parking space shall be payable in advance on or prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a late charge at the rate charged by Landlord from time to time shall be due. No deductions or allowances from the monthly charge will be made for days a parker does not use the parking space rented by him or her.

     8. Landlord's parking operator and its employees are not authorized to make or allow any exceptions to these Rules and Regulations.

     9. Every parker is required to park and lock his or her own car. All responsibility for damage to cars or persons is assumed by the parker.

     10. Loss or theft of parking identification devices from automobiles shall be reported to the Landlord's parking operator immediately, and a lost or stolen report must be filed by the customer at that time. Any parking identification device reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by a parker must be reported to Landlord's parking operator immediately to avoid confusion.

     11. No more than one vehicle may be parked in any one parking space. Washing, waxing, cleaning or servicing of any vehicle by a parker and/or his or her agents is prohibited.

     12. Landlord and Landlord's parking operator reserve the right to refuse the sale of monthly stickers or other parking identification devices to any person who willfully refuses to comply with these Rules and Regulations and all applicable city, state or federal ordinances, laws or agreements.

     13. Tenant shall acquaint all persons to whom Tenant assigns parking spaces with these Rules and Regulations.

     14. Notwithstanding anything in this Parking Agreement to the contrary, persons who desire to rent parking spaces in the Building Parking Structure shall be required to pay a $25.00 deposit for each magnetic parking card issued to them by Landlord. Such deposit shall be paid at the time the parking card is issued. Such deposit shall be forfeited if the parking card is lost. Such deposit shall be returned, without interest, at the time each such person ceases utilizing the parking space provided by Landlord upon surrender of such person's parking card. Landlord reserves the right to charge an amount in excess of the $25.00 deposit to replace lost parking cards, if such increase becomes necessary in Landlord's reasonable judgment to prevent creation of a so-called "black market" in parking cards. Landlord shall post notices of any such increase(s).

     15. Handicapped and visitor stalls shall be used only by handicapped persons or visitors, as applicable.

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

     16. In the event that, from time to time, the Building Parking Structure is renovated or replaced, in whole or in part, Landlord shall have the right to reasonably relocate Tenant's parking privileges to other parking facilities within the vicinity of the Building on a temporary basis.

     17. Parking on any driveways, access roads, turn-arounds and curbsides located throughout the Building and the common areas is strictly prohibited. Landlord shall have the right to cause any vehicles which are parked or otherwise left unattended in such areas to be towed away at the vehicle owner's expense.

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

                                  EXHIBIT "F"

                                   SUBLEASE

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

                                  EXHIBIT "G"

                           NON-DISTURBANCE AGREEMENT

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

RESOURCES CONNECTION LLC
695 Town Center Drive
Suite 600
Costa Mesa, CA 92626
Attn:  Steve Giusto

________________________________________________________________________________
                                                                Loan No.: 157588

                                NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT

     THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of the 26th day of March, 2001 between Lincoln National Life Insurance Company, an Indiana corporation ("Beneficiary"), and RESOURCES CONNECTION LLC, a Delaware limited liability company ("Lessee"), with reference to the following facts and circumstances:

     A. Beneficiary made a loan (the "Loan") to ONE TOWN CENTER ASSOCIATES, a California general partnership ("Lessor") secured by a deed of trust ("Deed of Trust") covering the property commonly known as the Imperial Bank Tower, Costa Mesa, California, which property is more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Property"). Beneficiary shall also be deemed to include any lender who succeeds to the interest of Beneficiary hereunder and/or subsequently acquires title to the Property pursuant to a bankruptcy proceeding involving Lessor.

     B. Lessee and Lessor have entered into a Lease dated as of January 1, 2001, covering a portion of the Property (the "Premises") as more particularly described therein (the "Lease").

     C. The parties hereto each desire and hereby agree that in the event of a foreclosure of the Deed of Trust, or in the event of a sale in lieu of such foreclosure, or in the event that Beneficiary directly or indirectly becomes the new landlord of the Property, Lessee shall attorn to Beneficiary, and Beneficiary shall not disturb or terminate Lessee's interest in the Lease, subject to and upon the terms and conditions more particularly set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Acknowledgement and Agreement by Lessee.  Lessee represents, warrants,
          ---------------------------------------
covenants, acknowledges and agrees that:

          (a) In the event Beneficiary notifies Lessee and demands that Lessee pay its rent and all other sums due under the Lease to Beneficiary, Lessee shall pay its rent and all other sums due under the Lease directly to Beneficiary or as otherwise required pursuant to such notice, without the obligation to inquire as to the authority of Beneficiary to make such demand.

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

          (b) Lessee shall send a copy of any notice or statement claiming a default by Landlord under the Lease to Beneficiary at the same time such notice or statement is sent to Lessor.

          (c) In the event of any act or omission by Lessor which would give Lessee the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Lessee will not exercise any such right until: (i) it has given written notice of such act or omission to Beneficiary, and (ii) the same period of time as provided Lessor under the Lease to cure such act or omission shall have elapsed following such notice to Beneficiary. Lessee will accept cure of any Lease default by Beneficiary as though Beneficiary is the Lessor under the Lease.

          (d) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Beneficiary.

          (e) The Lease constitutes the full and entire agreement between Lessor and Lessee with respect to the subject matter thereof, including, without limitation, the rights and obligations of Lessor and Lessee with respect to the Premises. The Lease has not been amended or modified in any manner, and there are no other agreements, or understandings, whether written or oral, respecting the Lease or the Premises.

     2.   Foreclosure and Sale; Attornment and Non-Disturbance.  In the event of
          ----------------------------------------------------
foreclosure of the Deed of Trust securing the Loan, or upon a sale of the Property pursuant to the trustee's power of sale contained therein, or other proceeding for enforcement of the Deed of Trust, or upon a transfer of the Property by conveyance in lieu of foreclosure ("Enforcement Proceedings"), then, so long as Lessee complies with this Agreement and is not in default under any of the terms, covenants, or conditions of the Lease (after receipt of notice and the expiration of all applicable cure periods), the Lease shall not terminate, but shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Lessee, upon and subject to all of the terms, covenants and conditions of the Lease for the remaining term of the Lease and any renewals thereof. After receipt by Lessee from Beneficiary or any applicable purchaser of the Property of written notice of any Enforcement Proceedings, Lessee will stop the payment of rent to Lessor and after receipt of written notice of transfer of title to the Property to Beneficiary or such purchaser, tender the applicable rent due and Lessee shall adhere to and accept any such successor owner as lessor under the Lease, and shall be bound by and perform all of the obligations imposed by the Lease. Beneficiary, or any such successor owner of the Property, will not disturb the possession of Lessee and will perform and be bound by all of the obligations imposed on the Lessor by the Lease; provided, however, that Beneficiary, or any purchaser at a trustee's or sheriff's sale or any successor owner of the Property shall not be (i) liable for any act or omission of a prior lessor (including, without limitation, Lessor); (ii) subject to any offsets or defenses which Lessee might have against any prior lessor (including, without limitation, Lessor); (iii) bound by any rent or additional rent which Lessee might have paid in advance to any prior lessor (including, without limitation, Lessor) for a period in excess of one month (provided that Beneficiary shall be bound by payments of operating expenses, taxes or insurance which are made on other than a monthly basis) which Lessee might have paid in advance to any prior lessor (including, without limitation, Lessor); (iv) bound by any agreement or modification of the Lease which alters any obligation(s) of Lessor or Lessee, or increases any obligation(s) of Lessor under the Lease, or shortens the term or alters the rent payable under the Lease, or adversely affects Lessor's rights under the Lease made without the written consent of Beneficiary or such other purchaser who has first, in writing, notified Lessee of its interest; or (v) be liable for any damages or other relief attributable to any latent or patent defects in construction with respect to the Premises. Notwithstanding anything to the contrary contained in the Lease, in the event that Beneficiary shall succeed to the interest of the Lessor in the Premises and for so long as Beneficiary, or an affiliate of Beneficiary shall own the Premises, Lessee agrees that Beneficiary's standards with respect to insurance carried on buildings owned by Beneficiary and for buildings similar to the Building shall be deemed to satisfy the requirements of the Lease as to the amount of insurance required to be carried by the Lessor thereunder. Lessee agrees, at the request of Beneficiary, if Beneficiary so elects, and in furtherance of Lessee's and Beneficiary's intent under this Section 2, to enter into any documentation reasonably requested by Beneficiary to evidence

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

Lessee's reaffirmation of the Lease and Lessee's rights and obligations thereunder; provided, however, that notwithstanding the foregoing, the attornment of Lessee herein shall be effective and self-operative without the execution of any further instruments upon the purchaser's succeeding to the interest of Lessor under the Lease, whether by foreclosure, trustee's sale or other proceeding, deed in lieu of foreclosure or otherwise.

     3.   No Obligation of Beneficiary.
          ----------------------------

          Beneficiary shall have no obligation to incur any liability with respect to the erection or completion of any improvements in which the Premises are located or for completion of the Premises or any improvements for Lessee's use and occupancy, required as of the date Beneficiary succeeds to the interest of Lessor under the Lease or the payment of any Tenant Improvement Allowance.

     4.   Conditional and Limited Amendments to the Lease.
          ------------------------------------------------

          (a) The following provisions (collectively "amendments") will be deemed to be part of the Lease and this Agreement and supersede any contrary portion of the Lease and this Agreement only if the Beneficiary becomes, and only for so long as the Beneficiary remains, either directly or indirectly, the landlord under the Lease or of the property:

               (i) Under Paragraph 3(f) of the Lease, Beneficiary is not required to use certified public accountants to provide the required certificates but can use its internal accounting and auditing staff.

               (ii) Under Paragraph 48.6, Assignment and Subletting, Beneficiary as Landlord will have five (5) business days not three (3) days following the second notice within which to respond.

               (iii) The indemnities involving Hazardous Materials (as defined in the Lease) in Paragraphs 20(b) and 48.3 (or otherwise contained within the Lease) pertaining to Landlord and/or Tenant are deleted for all purposes. Provided, however, notwithstanding the foregoing, Beneficiary agrees to at all times operate the Building in accordance with and to comply with all Applicable Laws (as defined in the Lease) and to remedy and remediate in accordance with Applicable Laws all Hazardous Materials contamination not caused by or resulting from Tenant, its agents, contractors, employees or their respective activities at the Building which impairs or prevents Tenants use of or access to the Premises or the Building.

               (iv) A new Section 5(c) is added to the Lease which shall provide as follows:

               5(c)   Subject to the other obligations and restrictions of this
          Article 5, Tenant in its use and occupancy of the Premises will comply with all Applicable Laws including but not limited to the Americans with Disability Act of 1990, 42 U.S.C. 12101 et seq. as amended
                                                       -------
          ("ADA") and will so comply with ADA in connection with, any alterations or additions to the Premises performed by Tenant, its agents or contractors, and any Tenant employer-employee obligations or duties under ADA. Tenant for this purpose includes any assignee or subtenant of Tenant. This provision controls over any conflicting provision of this Lease.

     5.   Notices. All notices hereunder shall be deemed to have been duly given
          -------
if personally delivered, or mailed by commercial courier service, or by United States registered or certified mail, with return receipt requested, postage prepaid as follows:

          Beneficiary:        Lincoln National Life Insurance Company
                              c/o Lincoln Investment Management Inc.
                              200 East Berry Street
                              P.O. Box 2390
                              Fort Wayne, Indiana  46801


                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

                              Attn:  Financial Services

          Lessor:             One Town Center Associates
                              3315 Fairview Road
                              Costa Mesa, California  92626
                              Attention: Center Tower Controller

          With a copy to:     One Town Center Associates
                              650 Town Center Drive, Suite 270
                              Costa Mesa, California  92626
                              Attention: Property Manager

          Lessee:             RESOURCES CONNECTION LLC
                              695 Town Center Drive
                              Suite 600
                              Costa Mesa, CA 92626
                              Attention: Steve Giusto

or at such other address as shall be given in writing to the parties hereto in accordance with this provision. Notice shall be deemed given two (2) business days from time of mailing, if mailed as provided in this paragraph.

     6.   Miscellaneous.
          -------------

          (a) This Agreement supersedes any inconsistent provision of the Lease.

          (b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or provisions of the Deed of Trust or the priority of the lien or charge of the Deed of Trust over the Lease.

          (c) Beneficiary shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Lessor's title, Lessor's authority, habitability, fitness for purpose or possession. Lessee should rely solely on its own investigation with respect to such matters.

          (d) In the event that the Beneficiary shall acquire title to the Premises or the Property, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary's then equity interest, if any, therein, without regard to any liens or encumbrances on the Property and Lessee shall look exclusively to such equity interest of Beneficiary for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease, and Beneficiary is hereby released and relieved of any personal liability hereunder and under the Lease.

          (e) This Agreement shall inure to the benefit of the parties hereto, and their respective heirs, successors and permitted assigns; provided, however, that in the event of any assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be assumed by and the responsibility of the party to whom Beneficiary's interest is assigned or transferred; and provided further that the interest of Lessee under this Agreement may not be assigned or transferred without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, delayed or conditioned.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          (g) Unless and until written demand is made by Beneficiary to Lessee in accordance with Section 1(a) hereof, all rents and other sums payable by Lessee under the Lease shall be payable to Lessor.

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

          (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (i) If any party commences an action against any of the other parties arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs of such action.

          (j) This Agreement shall not be amended, changed or modified in any way unless in writing executed by Lessee and Beneficiary. Lessee and Beneficiary shall not have waived or released any of their rights hereunder unless in writing and executed by Lessee and Beneficiary.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

BENEFICIARY:

LINCOLN NATIONAL LIFE INSURANCE COMPANY,
c/o Lincoln Investment Management Inc.



By:  _____________________________
Its: _____________________________



LESSEE:

RESOURCES CONNECTION LLC,
A Delaware limited liability company



By:  _____________________________
Its: _____________________________

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------

State of _________________
County of ________________

On ________________ before me, _______________________________, personally appeared _________________________________________________________________,

/  / personally known to me - or

/ / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted,

WITNESS my hand and official seal.



_______________________________



State of _________________
County of ________________

On ________________ before me, _______________________________, personally appeared ____________________________________________________________________,
/  / personally known to me - or

/ / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted,

WITNESS my hand and official seal.



_______________________________

                                                       ------------ ------------
                                                         Landlord's   Tenant's
                                                          Initials    Initials
                                                       ------------ ------------


                                                       ------------ ------------